SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

Check the appropriate box:

[   ]  Preliminary Information Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by rule
       14c-5(d)(2))
[ X ]  Definitive Information Statement

                          BOULDER CREEK FINANCIAL, INC.
                  (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
[   ]  No Fee Required.
[   ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         1) Title of each class of securities to which transaction applies: Boulder Creek Financial, Inc., $.001 par value common stock
                  --------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:
                      2,233,152 shares
                  --------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                       $.23
                  --------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:
                       $513,625
                  --------------------------------------------------------------
         5)       Total fee paid:
                      (1/50 of 1% of value of shares to be issued)
                       $103
                  --------------------------------------------------------------

[ X ]  Fee paid previously with preliminary materials.
[   ]  Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

         1)       Amount previously paid:
                  --------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:
                  --------------------------------------------------------------
         3)       Filing Party:
                  --------------------------------------------------------------
         4)       Date Filed:
                  --------------------------------------------------------------

                          BOULDER CREEK FINANCIAL, INC.
                             11601 E. Lusitano Place
                              Tucson, Arizona 85748

                               December 19, 2001

         The enclosed information statement is being furnished to shareholders of record on December 19, 2001 (our "Record Date"), of Boulder Creek Financial, Inc., a Wyoming corporation, (the "Company") in connection with the following actions to be passed by a unanimous written consent of holders of the outstanding shares of our common stock entitled to vote:

         1. Approval and adoption of an Agreement and Plan of Merger whereby FRI Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company, will merge with and into FreightRate, Inc., a Delaware corporation ("FreightRate"), with FreightRate as the surviving corporation. A copy of the merger agreement is attached to this information statement as Appendix A;

         2. Amendment of our articles of incorporation to change our name to Power2Ship, Inc. A copy of our Amended and Restated Articles of Incorporation is attached to this information statement as Appendix B;

         3. Amendment of our articles of incorporation to authorize the issuance of preferred stock at the discretion of the board of directors. A copy of our Amended and Restated Articles of Incorporation is attached to this information statement as Appendix B; and

         4. Approval of the adoption of the 2001 Stock Option Plan, a copy of which is attached to this information statement as Appendix C.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY

         Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced acquisition agreement and has determined that the acquisition of FreightRate on terms contained in the acquisition agreement is fair to our shareholders. In addition, our board of directors unanimously approved the amendments to our articles of incorporation and the adoption of the 2001 Stock Option Plan.

         The holder of 80% of our common stock has committed to execute the unanimous written consent in favor of the above proposals. However, under Wyoming law these proposals may not be effected until all shareholders have executed the consent or a special meeting of shareholders has been held. In addition, under federal law these proposals may not be effected until at least 20 days after this Information Statement has first been sent to our shareholders.

                                             By Order of the Board of Directors

                                             /s/ Daniel L. Hodges
                                             Chairman of the Board

Tucson, Arizona
December 19, 2001

This Information Statement has been prepared by our management. "We," "our," "Boulder Creek" and the "Company" refer to Boulder Creek Financial, Inc. "FreightRate" refers to FreightRate, Inc. This Information Statement is first being sent to our stockholders on or about December 19, 2001.

                         PROPOSAL NO. 1: PLAN OF MERGER

         We are a company with a class of common stock registered under the Securities Act of 1934 and have no operations, except organizational matters. Our principal offices are located at 11601 E. Lusitano Pl., Tucson, Arizona 85748, and our phone number is (520) 731-9890. FreightRate is a development stage company involved in software and website development for the shipping industry. FreightRate's principal offices are located at 10400 Griffin Road, Suite 101, Cooper City, Florida 33328, and its phone number is (954) 680-6608. For more information about the parties, please see "The Companies" on page 9.

Summary Term Sheet

         The following summary highlights selected information about the proposed acquisition and may not contain all of the information that is important to you. You should carefully read this entire information statement, including the "Risk Factors," the financial statements and the related notes and all the attachments for a complete understanding of the merger. In particular, you should read the Agreement and Plan of Merger, which is attached as Appendix A.

o The proposed merger involves the merger of our wholly-owned subsidiary FRI Acquisition, Inc., with and into FreightRate, with FreightRate as the surviving corporation. Following the merger FreightRate will be our wholly-owned subsidiary. On the effective date of the merger, which is expected to be in December of 2001, each shareholder of FreightRate will receive one (1) share of our newly issued common stock for each share of FreightRate common stock they own. At the present time FreightRate has 2,233,152 shares of common stock outstanding. We will also issue one (1) option for each outstanding FreightRate option and one (1) warrant for each outstanding FreightRate warrant. There are currently 578,410 warrants and 898,000 options outstanding at FreightRate. We will therefore issue an aggregate of 578,410 warrants and 898,000 options that will be exercisable to purchase a total of 1,471,410 shares of our common stock to the holders of FreightRate options and warrants as a part of the acquisition. It is our intention to issue the 898,000 options from those reserved for issuance under the 2001 Stock Option Plan if approved.

o We will also reserve 2,000,000 shares of our common stock for issuance upon the conversion of $1,131,244 of face value convertible notes which we will assume from FreightRate.

o We plan to account for this acquisition as a reverse acquisition. The parties expect that the proposed merger will qualify as a tax-free reorganization under the provisions of Section 368(a)(1)(A) pursuant to 368(a)(2)(E) of the Internal Revenue COde of 1986, as amended, provided the "continuity of business enterprise requirement" (See Income Tax Consequences of the Merger below) is satisfied.


o After the merger, on a fully diluted basis, our current shareholders will own 1,000,000 of our outstanding common stock and the former FreightRate shareholders, warrant holders and option holders and will own 3,709,562 shares. The conversion of the convertible notes mentioned above has not been taken into account for the purposes of these percentage calculations.

o        After the acquisition, we will change our name to Power2Ship, Inc.

o After the acquisition Richard Hersh, Brett Kublin and Barry Shemaria will be appointed to our board of directors. Mr. Hersh will also serve as our President and CEO and Mr. Kublin will serve as our Vice President. Mr. Hodges will resign as an officer and director upon the consummation of the acquisition.

Reasons for Acquiring FreightRate

         In evaluating the proposed merger, our management considered criteria such as the value of FreightRate's assets and the anticipated business operations of FreightRate in comparison with our current lack of operations and other opportunities presented to us. Based on these criteria, our management determined that the acquisition was in the best interests of our shareholders.

Votes Required

         Wyoming law provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and in the best interest of the corporation when authorized by a vote of the holders of the majority of the stock in a corporation. Wyoming law further permits the holders of all of the issued and outstanding stock in a corporation to approve such an action by written consent without the necessity of holding a meeting. Daniel L. Hodges, holder of 800,000 shares of our common stock, or 80% of our currently outstanding shares, has committed to execute a written consent to take all of the actions set forth in this information statement including ratification of the Agreement and Plan of Merger.

Income Tax Consequences of the Merger

The following is a summary of the material United States federal income tax consequences to the Company's shareholders of the proposed merger. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the United States Treasury Department Regulations (the "Regulations") issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion of this summary.

The merger may qualify as a tax-deferred "reorganization" under the provisions of Code Section 368(a)(1)(A) pursuant to Code Section 368(a)(2)(E). There are numerous requirements that must be satisfied in order for the merger to be accorded tax deferred treatment under Code Section 368(a). For example, Regulations Section 1.368-1(d) provides that the Company must (a) continue the historic business of FreightRate or (b) use a significant portion of FreightRate's historic assets in a business. This requirement is referred to as the "continuity of business enterprise" requirement. The short-term existence of FreightRate's "business" and the fact that it has not generated any revenue raises the question whether it has engaged in a business or is merely in its start-up phase for tax purposes. If it were determined that FreightRate were still in the start-up phase and had not yet engaged in business for tax purposes, FreightRate would not have an historic business, and the continuity of business enterprises requirement could not be satisfied. Accordingly, the merger would not qualify as a tax deferred "reorganization." Nevertheless, regardless of whether the merger qualifies as a tax deferred "reorganization," the Company's shareholders will not incur any taxable gain or loss as a result of the merger.

Code Section 1032(a) provides that no gain or loss shall be recognized to a corporation on the receipt of money or other property in exchange for stock of such corporation. Code Section 354(a) provides that no gain or loss shall be recognized if stock or securities in a corporation a party to a reorganization are, in pursuance of the plan of reorganization, exchanged solely for stock or securities in such corporation or in another corporation a party to the reorganization, provided the principal amount of the securities received does not exceed the principal amount of the securities surrendered. For purposes of Code Section 354, "securities" generally includes any instrument representing unconditional obligations of a corporation to pay specified sums of money and rights to acquire stock issued by a corporation. Accordingly, no gain or loss should be recognized by the Company upon the issuance of (i) its common stock to the FreightRate shareholders in exchange for FreightRate common stock, (ii) its stock options to the FreightRate stock option holders in exchange for FreightRate stock options, and (iii) its warrants to the FreightRate warrant holders in exchange for FreightRate warrants. Furthermore, no gain or loss should be recognized by the Company as a result of its assumption of FreightRate's convertible debt.

The Company's currently available net operating loss ("NOL") carryforwards may be wholly eliminated as a result of the merger. Code Section 382(c)(1) provides that if the Company does not continue its business enterprises for a period of two years after the date of the merger, the Company's pre-merger NOL carryforwards will be eliminated. The fact that the Company has not engaged in any operations other than organizational matters raises the question whether it has engaged in a business for income tax purposes. If the Company has not yet engaged in business activities for income tax purposes, the Company's NOL carryforwards would be eliminated as a result of the merger. Even if the Company satisfied the aforementioned continuity of business requirement, the Company's ability to utilize its NOL carryforwards after the merger would be significantly limited. Under Code Section 382, the amount of the Company's annual taxable income that could be offset by the pre-merger NOL carryforwards would be limited to an amount determined by multiplying the value of the issued and outstanding shares of the Company's common stock on the date of the merger by the federal long term tax exempt rate. The value of the Company's common stock has not yet been ascertained for purposes of determining the limitation on use of the NOL. To the extent the value of the Company's common stock is determined to be equal to shareholders' equity, the post-merger use of the Company's NOL carryforwards will be significantly limited.

This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the merger and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to shareholders of the Company in light of their individual investment circumstances or to shareholders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the merger under any state, local or foreign tax laws. No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to the shareholders of the Company as a result of the merger. Accordingly, each shareholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such shareholder, including the application and effect of state, local and foreign income and other tax laws. It is the responsibility of each shareholder to obtain and rely on advice from his or her personal tax advisor as to: the effect on his or her personal tax situation of the merger (including the application and effect of state, local and foreign income and other tax laws); the effect of possible future legislation and Regulations; and the reporting of information required in connection with the merger on his or her own tax returns. It also will be the responsibility of each shareholder to prepare and file all appropriate tax returns.

Dissenter's Rights

         Since this merger is being accomplished pursuant to a unanimous written consent of all of our shareholders no dissenters rights will be created.

Government Regulation

         FRI Acquisitions' merger with FreightRate is not subject to federal or state regulatory review, except as it relates to the review of this information statement by the Securities and Exchange Commission.

Differences in Rights of Shareholders

         Because our shareholders will retain their shares in this transaction, there will be no change in the rights of our shareholders as a result of the merger other than the substantial dilution occurring as a result of the issuance of our shares in the merger. However, once we approve proposal 3, our board of directors will be able to designate and issue preferred stock without amending our articles or requiring shareholder approval. If any issued preferred shares are convertible into common shares or have voting rights similar to common stock, the issuance of such preferred shares will dilute the voting power of the common shares.

Accounting Treatment of the Acquisition

         We plan to account for this  acquisition  as a reverse acquisition.

Unaudited Historical and Pro Forma Comparative Per Share Data

         The audited and unaudited financial statements included herein on pages F - 1 through F - 36 present certain historical per share data for us and for FreightRate and certain unaudited pro forma per share data that reflect our acquisition of FreightRate as a reverse acquisition. The data should be read in conjunction with our audited financial statements and those of FreightRate, and the unaudited condensed financial information of FreightRate, and us, which is included elsewhere in this Information Statement. The combined pro forma per share data for us and FreightRate do not necessarily indicate the operating results that would have been achieved had the merger actually occurred at the beginning of the periods presented nor do they indicate future results of operations or financial position.

                                  RISK FACTORS

         This information statement contains or incorporates by reference certain forward looking statements with respect to our financial condition, results of operations and business and, assuming the consummation of the merger of FRI Acquisition with FreightRate. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities:

Risks Relating to FreightRate's Business

         The following risks related to FreightRate's business, and our business once the acquisition is consummated, are important for you to consider.

FreighRate has limited
operating history and we
cannot assure you that its
business plan will be successful

         FreightRate was incorporated in the second quarter of 1996 and has a relatively limited operating history. FreightRate's ability to fulfill its business plan is dependent on the further successful development and marketing of its products and services. FreightRate may encounter unanticipated problems, expenses, and delays in developing and marketing its products and services. The failure of FreightRate to develop its software or successfully market itself would have a material adverse effect on it and would force FreightRate to reduce or curtail operations. No assurance can be given that FreightRate can or will operate profitably.

FreightRate will need to raise
additional capital to continue
operations, failure to obtain
additional capital would
substantially hurt its business
plan

         FreightRate's future capital requirements will depend on many factors, including cash flow from operations, competing market and technological developments, and the its ability to market its services successfully. FreightRate will need to raise additional capital to continue operations. At present levels of expenditure, FrightRate has funding to remain operational until April 30, 2002. FreightRate does not have any commitment for any additional capital, and its failure to raise additional capital will jeopardize FreightRate's ability to continue operations. In addition FreightRate's ability to raise capital may be compromised by certain proceedings against it by the Pennsylvania Securities Commission related to its sale of promissory notes in that state in violation of state securities laws.

FreightRate's competitors have
greater resources than it does
and may develop superior
products and services

         The freight industry is subject to intense competition. FreightRate competes in an industry segment in which numerous competitors exist that may have substantially greater resources than it, including financial resources, personnel, and facilities. We cannot assure you that FreightRate will be able to effectively compete with these competitors or that existing or potential competitors will not develop services equal to or better than those marketed by it.

FreightRate has not obtained
any substantial orders for its
products or services to date

         Except for an agreement with VirtualSellers.com for development and implementation of Phase I of its web site, FreightRate has not entered into any agreements with any suppliers or carriers for use of its service, with any content providers or any other operating agreements required to execute its business strategy. We cannot assure you that FreightRate will be able to enter into any such agreements or that if it enters into any such agreements they will be on favorable terms. If FreightRate is unable to locate appropriate strategic partners or suppliers or to execute agreements on terms profitable to it with such entities it would materially and adversely impact FreightRate and its business strategy.

FreightRate cannot assure you
that its products and services
will be accepted by its target
market

         FreightRate's success will, in large measure, depend on acceptance of its services by both shippers and carriers in the commercial transportation community. It will require significant marketing investment to achieve such acceptance. We cannot assure you that FreightRate can develop and perform its services, even if accepted, at acceptable cost levels. FreightRate's inability to successfully market its products and services could result in the loss of some or all of your investment.

Risks related to online
commerce and the Internet

         FreighRate's long-term success depends on the further development of the internet as a commercial marketplace, which is uncertain. The markets for freight and logistics transactions through the internet are at an early stage of development and are rapidly evolving. Because of this rapid evolution, it is difficult to predict the future growth (if any) and the future size of these markets. We can not assure you that any market for FrightRates's online services will be developed or will continue to develop or become sustainable. More globally sales of FreightRate's services and products will depend upon the acceptance of the Internet as a widely used medium for commerce and communication. A number of factors could prevent such acceptance, including the following:

         o Electronic commerce is at an early stage and buyers may be unwilling to shift their purchasing from traditional vendors to online vendors;

         o The necessary network infrastructure for substantial growth in usage of the internet may not be adequately developed;

         o Increased government regulation or taxation may adversely affect the viability of electronic commerce;

         o Insufficient availability of telecommunication services or changes in telecommunication services could result in slower response times or increased costs; and

         o        Adverse  publicity and consumer  concern about the security of
                  electronic   commerce   transactions   could   discourage  its
                  acceptance and growth.

Protection of proprietary information

         FreightRate treats its proprietary information as confidential and relies on internal nondisclosure safeguards, as well as on laws protecting trade secrets, to protect its proprietary information. There can be no assurance that these measures will adequately protect the confidentiality of FreightRate's proprietary information or that others will not independently develop products or technology that are equivalent or superior to those of FreightRate.

Conflicts of interest

         FreightRate's officers and directors are or may become, in their individual capacities, officers, directors, controlling shareholders, or partners of other entities engaged in a variety of businesses which may in the future have various transactions with us. Thus, potential conflicts of interest exist, including, among other things, conflicts with respect to the time, effort, and corporate opportunities involved in participation with such other business entities and transactions. Each officer and director of the Company may engage in business opportunities outside of the Company. An officer or director may continue any business activity in which such officer or director engaged prior to joining FreightRate. The officers and directors of FreightRate are aware of the fact that they owe a fiduciary duty to FreightRate not to withhold any corporate opportunity that may arise because of their association with the FreightRate.

Government regulation

         The operations of FreightRate may be subject to a number of regulatory and governmental requirements. While FreightRate believes that its proposed plan of operations complies with applicable rules and regulations, there can be no assurance that new laws, rules or regulations or the interpretation of existing laws, rules, or regulations will not prohibit or render FreightRate's plan of operation impractical.

Lack of dividends

         We have never paid any cash dividends on our Common Stock and do not anticipate paying any cash dividends in the future. We currently intend to retain future earnings, if any, to fund the development and growth of our business.

No public market

         There is presently no public market for our common stock and there is no assurance that a public market will develop. Consequently, holders of shares of Common Stock may not be able to liquidate their investment in the event of an emergency or for any other reason.

Possibility of dilution

         We may in the future, issue additional shares of preferred and common stock. Any such issuance may dilute the value of the securities currently held.

Risks Relating to the Merger

The consideration to be paid to
FreightRate was determined by
us and FreightRate after
negotiation and may not reflect
any recognized criteria of value

         The consideration offered to FreightRate in the merger may not reflect the actual value of our stock and bears no relationship to the assets, book value, earnings, net worth, or any other recognized criteria of value. Consequently, the consideration offered to FreightRate, which can be deemed an offering price for all of the outstanding capital stock of FreightRate, was determined arbitrarily and solely by us and FreightRate. In establishing the offering price, our management considered such matters as FreightRate's financial resources and the general condition of the securities markets. The exchange ratio of the acquisition should not, however, be considered an indication of our or FreightRate's actual value. Neither we nor FreightRate obtained a fairness opinion in connection with the acquisition.

Certain anti-takeover features
of our articles of incorporation
and bylaws and Wyoming law
may have the effect of
discouraging potential
acquisition proposals

         Upon consummation of the acquisition, certain provisions of our Articles of Incorporation and Bylaws, along with certain provisions of Wyoming statutory law, could discourage potential acquisition proposals and could delay or prevent a change in control. Such provisions could diminish the opportunities for a shareholder to participate in tender offers, including tender offers at a price above the then current market value of our common stock. Such provisions also may inhibit fluctuations in the market price of our common stock that could result from takeover attempts.

FreightRate is and may not be
profitable

         FreightRate has not yet generated revenues from its operations. We cannot assure you that we will, after the acquisition, generate revenues.

There is no market for your
shares and you may not be able
to sell them

         There has been no trading market for our common stock. There is no assurance that a trading market will ever exist. The Securities and Exchange Commission is hostile to shell corporations like this one. The Securities and Exchange Commission may review this information statement and may only allow the acquisition to occur only after great difficulty.

         Although we intend to ultimately file a registration statement under the Securities Act of 1933, there is no assurance the registration statement will be declared effective by the Securities and Exchange Commission.

         If our registration statement is declared effective, we intend to apply for listing of our common stock on the OTC Bulletin Board. We do not meet the qualifications for NASDAQ or the other national exchanges.
         Although we will be applying to list our common stock on the OTC Bulletin Board, there can be no assurance that our application will be granted and there can be no assurance that an active market will develop for our common stock. Although our director Daniel Hodges has promised to assist us to obtain a market maker (a requirement for listing), there can be no assurance any broker will be interested in trading our stock. Therefore, it may be difficult to sell your shares if you should desire or need to sell. You may have no more liquidity in your stock even if we are successful in getting our stock transaction registered and getting listed on the OTC Bulletin Board.

         Once we have issued shares of our common stock in the acquisition, we do not know how our common stock will trade. Even if we are successful in being listed on the OTC Bulleting Board, the market price of our common stock may fluctuate significantly due to a number of factors, some of which may be beyond our control, including:

         o the potential absence of securities analysts covering us and distributing research and recommendations about us;

         o the liquidity of our common stock will be low because none of our currently outstanding shares are eligible for sale under exemptions from registration under the Securities Act of 1933;

         o changes in earnings estimates by securities analysts or our ability to meet those estimates;

         o the operating results and stock price performance of other comparable companies;

         o low trading volume because so much of our stock is closely held;

         o        overall stock market  fluctuations;  and

         o        economic  conditions   generally  and  in  the  transportation
                  industry  in  particular.

         Any of these factors could have a significant and adverse impact on the market price of our common stock. In addition, the stock market in general has experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.


                                  THE COMPANIES

Boulder Creek Financial, Inc.

         Since its inception on June 24, 1996, Boulder Creek Financial, Inc., a Wyoming corporation, has not engaged in any operations other than organizational matters. It was formed specifically to be a "blank check" or "clean public shell" corporation, for the purpose of either merging with or acquiring an operating company with operating history assets. We are currently an inactive publicly registered shell corporation with no significant assets or operations. We have not been involved in any litigation nor have we had any prior regulatory problems or business failures. We are not traded on any public market and we have never paid dividends. As of November 29, 2001 (our "Record Date") we had 26 shareholders of record.

         Our executive offices are located at 11601 E. Lusitano Pl., Tucson, Arizona 85748. Our telephone number is (520) 731-9890. Our President, Secretary and sole director is Daniel L. Hodges.

         As the sole director, Mr. Hodges has commenced implementation of our principal business purpose, which is to seek acquisition or acquisition candidates. We have sought to acquire assets or shares of an entity actively engaged in business and which generates revenues, in exchange for our securities. We have not and will not, if the acquisition is not consummated, limit our search to any particular field or industry.

         Mr. Hodges has a controlling interest in numerous shell companies which seek or have effected acquisitions or acquisitions similar to that which we seek. Mr. Hodges owns 800,000 shares (80 percent) of our outstanding common stock. In the past, Mr. Hodges has typically sold his controlling shares in the shell companies for cash. The other shareholders of the shell companies received shares in the applicable new company as a result of the acquisition or acquisition.

         Competition. We are not a significant participant in the market for acquisitions with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of our limited financial resources and management availability, we continue to be at a significant competitive disadvantage.

         Property. We have no operations and therefore neither rent nor own any property. We operate at 11601 E. Lusitano Pl., Tucson, Arizona 85748, the offices of Daniel L. Hodges. We pay no rent on this space.

         Employees. We have no full-time or part-time employees. Mr. Hodges, our sole officer and director, has agreed to allocate a nominal portion of his time to our activities without compensation.

         Legal Proceedings. We are not subject to any pending litigation, legal proceedings or claims.

         Market Information. There are no public markets for our common stock. None of our securities are traded on any public market.

         Dividends. We have not paid dividends on our common stock and do not anticipate doing so in the foreseeable future.

Our Management's Discussion and Analysis of Financial Condition and Results of Operation

         We are an inactive publicly registered shell corporation with no significant assets or operations. There are no trends that will result in or are likely to result in our liquidity increasing or decreasing. We have no material commitments for capital expenditures as of the end of the latest fiscal period. We do not anticipate performing research and development for any products during the next twelve months. We have no full or part time employees and do not anticipate hiring any employees during the next twelve months. We are a public shell corporation created as a vehicle to acquire or merge with another corporation who seek perceived advantages of a publicly held corporation. We have, and likely will continue to have, insufficient capital to engage in any operations other than acquiring or merging with another company.

         Trading Market and Dividends. Our stock is not traded on any public market or exchange.

         Holders of common stock are entitled to receive dividends out of assets legally available for this purpose at the times and in the amounts as the Board of Directors may from time to time determine. Holders of common stock will share equally on a per share basis in any dividend declared by the Board of Directors.

         We have not paid any dividends on our common stock and do not anticipate paying any cash dividends in the foreseeable future.

FreightRate, Inc.

         Overview

         FreightRate, Inc. which operates under the d/b/a Power2Ship, was formed as a corporation in the state of Florida in June, 1996. FreightRate, Inc. was subsequently merged with FreightRate, Inc., a Delaware corporation, in June 1999. FreightRate, Inc., a Delaware corporation, was the surviving entity. The effect of the merger was to change the state of incorporation from Florida to Delaware.

         FreightRate is a business-to-business mobile commerce (M-commerce) Internet exchange which plans to offer interactive web enabled logistics applications through its proprietary Power2Ship software in an effort to increase profitability for carriers by providing a lower cost, high service solution for shippers.

         Power2Ship is intended to address significant issues faced by the shipping industry by providing a real-time M-commerce marketplace that will allow shippers and carriers to efficiently negotiate and coordinate logistics transactions by merely picking up a digital cell phone (or accessing a Website) 24 hours a day from anywhere in the world. Additionally, by offering leading-edge logistics functionality, the Power2Ship solution is intended to solve the traditional inefficiencies associated with shipment and strategic planning, order and inventory management.

         FreightRate's services will be designed to allow shippers to chose from a wide array of freight rates and locate the carrier who best suits its needs. Carriers can determine the location of the most profitable load, while `on the road' through the use of a digital cellular phone or laptop computer.

         This service is expected to use mobile-commerce interactive logistics communications in support of in-truck Global Positioning System ("GPS"),
Internet and e-mail. Through FreightRate's website, and with wireless communication, FreightRate plans to link shippers and carriers through the following services:

o M-Commerce functionality which allows real time track and trace capability, optimized equipment positioning, inventory flow through just-in-time tactics, continuous movement order management and claims processing.

o Provision of quotes for freight rates for partial, truckload and container shipments for easy comparison.

o Use of `Load Wizard', a proprietary software utility that enables carriers to conveniently find loads, either separately or in combination, through a logical progression of "what ifs." For example:
         "What if there are no loads out of the city I want? What are the next closest loads? What if there are loads out of my city of choice, but not to my destination of choice?

o A real-time, online rate auction which enables comparison-shopping for rates, carrier and shipment selection.

o        Electronic  messaging,   including  billing,  invoicing,  order  status
         tracking, freight claims processing, shipment tracing, and equipment tracking.

o Informational content, such as freight-related news, regulations, weather, and retail transactions.

         FreightRate plans to introduce these services in three phases. Phase 1 will include load matching, rate comparison, shipment selection, news, and community information. Phase 2 will introduce a suite of e-business logistics solutions and will add additional modes of transport, such as container, intermodal and barge shipments. Phase 3 will introduce wireless communications, electronic messaging, purchasing relationships and in-truck information processing, as well as an outsourced logistics enabler for e-commerce companies.

         FreightRate's initial target markets are expected to consist of the agricultural, grain, plastics, and recyclables ("Plastics & Agriculture") and shipping industries. FreightRate's initial plan is to concentrate its efforts in reaching second tier carriers and shippers that can not afford to purchase state of the art decision support tools.

         FreightRate currently has two employees but has also contracted with independent contractors and technology development companies to accomplish a substantial portion of its developmental and operational goals.

Web Site Development

         FreightRate has entered into an agreement with VirtualSellers.com, Inc.
(VDOT), an application solutions infrastructure provider, to design and implement Phase 1 of the Power2Ship web site. VDOT offers business-to-business integration solutions, professional services and consulting, and complete backend infrastructure and support. Currently, FreightRate has not entered into any agreements for the development of Phase 2 or Phase 3 of the web site.

         FreightRate has spent $181,660 in research and development expenditures in the last two years. The large majority of future research and development expenditures will be focused on the design and implementation of all phases of the Power2Ship web site. The successful implementation of the web site is critical to the success of FreightRate.

Benefits to Shippers

         Power2Ship will be designed to help shippers and carriers save time and money through its use. By accessing FreightRate's Website, a shipper will be able to simultaneously view freight rates for partial, truckload and container shipments, chose the one that best accommodates its needs, and immediately connect with the carrier who provides the service it needs for its purposes at the price it wants to pay. FreightRate believes its services will provide companies who `book' their shipping through the website with a competitive advantage over non-user competitors.

         Once a company has selected the carrier who best suits its needs, Power2Ship's mobile commerce capability will allow the company to real-time track and trace its load. Since the shipper will be able to track and trace each order, in-transit inventory can be allocated to orders with a high degree of certainty. This enables the vertical integration of supply chain activities from raw material vendor to point of customer delivery. The FreightRate's services can help in the synchronization of the flow of goods and materials towards a level of optimal service, least-cost and just-in-time merchandising.

Benefits to Carriers

         FreightRate's solution will enable carriers to access Load Wizard, a software utility which will provide carriers with the ability to identify and locate a load, ascertain all available loads, and view all available loads "along the way" between origin and destination points. The functionality of the FreightRate's service will allow carriers to better manage the movement of their equipment and reduce empty miles and fuel consumption.

         Additionally, FreightRate provides carriers with maximized penetration in the market via real-time rate auctions. Carriers' names, rates and specifications will be continuously displayed at our 24-hour website, which can be accessed by shippers all over the world.

Logistics Support

         FreightRate has entered into an agreement with CAPS Logistics, a solutions vendor of Internet-based E-fulfillment applications, for the purpose of creating proprietary M-commerce functionality for the shipping and transportation industry. FreightRate plans to initially target this function to the agricultural and plastics shipping industries.

         CAPS Logistics' full range of manufacturing, distribution, transportation and logistics planning applications address both the FreightRate's strategic planning and operational needs, with a goal of developing solutions around the unique business practices of the freight industry. These solutions will be designed to help companies create a unified view of resources, constraints, and opportunities in the order fulfillment and replenishment processes that can result in more intelligent and profitable decisions.

         The solutions will be developed to work together to manage the flow of material and information through an enterprise and between its trading partners, helping companies work not only more efficiently, but also more profitably. The streamlining and enhanced visibility throughout the e-fulfillment process can yield substantial business benefits, including reduced inventory, shorter product cycles, higher asset utilization, improved relations with customers, and quick response to market changes. The solutions will be developed to allow companies to effectively anticipate demand, position enterprise resources to meet demand, and execute processes to optimize fulfillment.

         These solutions will also be designed to provide state of the art technology to help optimize strategic and operational decisions involving freight consolidation and freight management; mode/carrier selection; route design, planning, and dispatch; and carrier bid analysis and negotiation.

Revenues

         FreightRate hopes to generate revenues from five separate sources:

Provide an Electronic Marketplace

         FreightRate envisions global freight capacity and freight rates becoming a commodity. As such, FreightRate intends to become the "exchange" where they are traded. For this service, FreightRate will charge shippers a monthly, usage-based fee. A "use" refers to an instance where a shipper or carrier enters an origin and destination for one load. Once all the "uses" are consumed in a month, a shipper member will be able to purchase another bundle of uses for the remainder of the month. All uses that are not consumed will expire at the end of each month. FreightRate also plans to charge carriers a matching charge once both carrier and shipper have committed to transporting the load.

Infomediary Services

         The second component of the revenue-business model is the infomediary component. This component will allow FreightRate to collect detailed demographic information about its members and in turn use this information to negotiate with vendors and advertisers to provide products and services as part of its web site. FreightRate does not envision becoming a reseller of member information, but it will use the compiled information to negotiate with vendors and advertisers for the benefit of its members. FreightRate expects to charge the vendor a pre-negotiated fee for each sale that such vendor consummates with one of our members.

M-Commerce

         FreightRate will charge a monthly fee to members who request wireless messaging service for billing, invoicing, order status tracking, freight claims processing, shipment tracing and equipment tracking. FreightRate hopes to enter into a strategic alliance with a cellular service in order to offer tailored plans that provide Power2Ship members with best-functionality at the lowest-cost programs.

Application Service Provider

         FreightRate plans on generating revenue by offering to be an application service provider for carriers and shippers. This entails offering shipment planning, routing and rating, order fulfillment, inventory management, strategic planning, in-truck computing and other enterprise planning/operational systems. Shippers and carriers unable to afford the sophisticated decision support tools that are commonplace with Fortune 500 companies will gain access to those tools and the ability to compete on a level playing field with their larger competitors. FreightRate will charge a usage fee depending on the modules utilized and the complexity of the particular engagement.

Auction Platform

         The fifth  revenue  stream  relies  on  advertising,  direct  marketing alliances and transaction fees from the purchase and sale of items on FreightRate's planned "Interactive Trading Floor." FreightRate plans to provide carriers the ability to purchase supplies at discounted prices, as well as maintenance services, vehicles, truck parts and related items. Variable commissions on gross sales will be charged under direct market agreements for special services and products such as, insurance, electronics equipment, fuel cards, etc.

The Market

         FreightRate expects to operate in the industries described below:

The Trucking Industry

         Freight movement in North America is dominated by trucks. Many products manufactured in a North American Free Trade Act ("NAFTA") country creates between four to seven separate truck movements starting with transporting raw materials to the manufacturing plant and ending with the shipment of the final product to retailers. This constant freight movement through the use of trucks is not exclusive to nationally produced products; even when a product is imported, a truck is typically involved at the dock or airport and for final delivery to the customer.

         FreightRate believes that the trucking industry, although profitable, is extremely inefficient. The operating logistics of most carriers today does not maximize time, capacity and location/tracking of their cargoes, and thus profits are not being maximized.

         Additionally, the trucking industry has been forced to offer specialized services in an effort to accommodate the demands of different products. Some products, for example require refrigeration, others require certain delivery guarantees, others are only shipped in small loads, and yet others require a combination of different freight services. Freight rates increase exponentially as the shipping requirements become more specialized. As such, shipping rates are extremely inconsistent across different markets.

         This price differential and operational inefficiency has contributed to higher prices, lower profits, and has left most shippers looking for alternatives. The next phase in the trucking industry must encompass lower rates through the implementation of a more efficient shipping and communication system.

The Air Cargo Industry

         According to the 2000/2001 Boeing World Air Cargo Forecast, domestic air cargo shipments currently account for over 43 billion Revenue Tonne-Kilometers (TRK's), which represents 31.5% of the international air cargo market. The express segment of the industry now comprises nearly 63% of domestic market. The international express market has averaged 24% growth every year since 1992 and is expected to continue to grow at an average annual rate of 13% through 2019. As segments of the air cargo industry continue to grow, ground-based shipments are expected to follow suit.

The Maritime Industry

         The U.S. port industry consists of more than 300 public and private ports located along the Atlantic, Pacific, Gulf and Great Lakes Coasts, as well as Alaska, Hawaii, Puerto Rico, Guam and the U.S. Virgin Islands. They maintain the terminal facilities for inter modal transfer of cargo between ships, barges, trucks and rail. Types of cargo include: bulk, or loose cargo; break bulk in packages such as bundles, crates, barrels, liquid bulk such as petroleum and grain.

         U.S. ports and waterways handle more than 2 billion tons of both domestic and foreign commerce each year. U.S. overseas trade is expected to double by the year 2020. [An assessment of the US Marine Transportation System:
A Report to Congress 1999].

The Rail Industry

         America's rail system carries more than forty (40%) percent of the nation's inter-city freight, seventy (70%) percent of vehicles from domestic manufacturers, sixty-four (64%) percent of the nation's coal and forty (40%) percent of the nation's grain. Railroads hauled nearly twenty six million car loads of freight in 1998, including nearly 8.8 million inter modal trailers and containers. Inter modal volume has nearly tripled since 1980.

         Our Offering will be intended to enable shippers to evaluate an alternative to utilizing rail and inter modal services. Shippers will be able to compare cost and service performance for different order sizes and channels of distribution

Marketing Strategy

         FreightRate's marketing strategy is to create a brand name, segment the marketplace and establish a loyal customer base that uses its "exchange" to conduct their daily business operations. It is FreightRate's goal to level the playing field for under-served small and medium-sized shippers and carriers by offering sophisticated logistics tools until now only available to large shippers and carriers.

         By segmenting the marketplace, FreightRate will be able to customize its marketing plan and advertising dollars to specific industries, such as plastics and agriculture. FreightRate plans to hire marketing experts and consultants to target the marketing budget so as to help assure FreightRate's success, while positioning FreightRate as the first M-commerce application service provider (ASP) mover in plastics and agriculture.

         The size of the North American long-haul trucking industry alone exceeds $372 billion. The market increases when the marine segment is added (more than $100 billion). FreightRate believes it is well positioned in a market that is currently highly fragmented, inefficient and in need of M-commerce functionality. FreightRate believes it can achieve rapid revenue growth by capturing only a small percentage of the market (e.g., 1% of the shipping revenue generated by the North American trucking and marine markets equals more than $4 billion annually).

         To support a major entry strategy and to achieve accelerated market penetration, FreightRate expects to market its program using a number of different communications disciplines which may include some or all of the following:

o Registration Incentive: FreightRate expects to offer initial free trial memberships with access to the entire system including the search engine in order to encourage future registration and usage.

o Public Relations Campaign: Announcements and press releases sent to national publications, news organizations, and trade journals.

o Internet Advertising: Ads on the Chicago Board of Trade and other Websites describing FreightRate's benefits, technology, and upcoming features.

o Print Advertising Campaign: Ads will be placed in business publications and trade journals targeted to shippers (i.e., Wall Street Journal) and carriers (i.e., Truckers News).

o Direct Mail Campaign: Direct mailings to target trucking and shipping companies and potential advertisers.

o Telemarketing Campaign: Trained telemarketers used to contact potential members directly by phone.

o Trade Shows and Conferences: Participation in various industry trade shows and business conferences (i.e. American Trucking Association annual conference).

Competitive Environment

         FreightRate   competes  in  an  industry   segment  in  which  numerous
competitors exist that may have substantially greater resources than it, including financial resources, personnel, and facilities. There can be no assurance that FreightRate will be able to effectively compete with these competitors or that existing or potential competitors of FreightRate will not develop services equal to or better than those marketed by it.

         While some business to business e-commerce sites offer platforms for shippers and carriers to post, match loads and access supply chain applications, none that FreightRate is aware of offers the M-commerce auction and trading features, as well as the comprehensive set of logistics solutions planned for the Power2Ship system.

         Competition is primarily based on mobility, accessibility and logistics so as to maximize load and shipping efficiency. FreightRate expects to offer mobile communication to shippers and carriers by enabling them to access our website and avail themselves of state of the art logistics software applications using rating and routing and continuous movement, all through the use of a digital cellular phone.

         Our main competitors include:

         NetTrans which lets subscriber's post and search for available loads, equipment, and rate requests and notifies them of future matches. NetTrans provides access to information through online ICC and DOT databases; mileage and route calculation; custom maps, industry news, and weather.

         Internet Truckstop is a load, truck, route, and bid-posting service. A post-only account is offered at no cost. Services include post and search for available loads, truck route information, update/delete posted information, nightly e-mail, and automatic load match to a posted truck. Selections offered are by trailer type and state.

         Truck-Load Information Center allows shippers, truckers, and brokers to post and look for loads. In addition to posting and viewing loads or trucks, there is a place to post company profiles.

         Link Logistics is the largest load and equipment matching service in Canada and one of the largest in the U.S. Link Logistics also provides subscribers with contact and insurance information, credit references, operating authorities, and fleet profiles. In April 1997, the company introduced LINK GOLD, featuring unlimited online credit reports and mileage, and routing information for one flat monthly fee.

         Celarix provides a trading floor for posting global cargo and transportation space availability and direct online negotiation in a real-time market. The user can access transportation rates and analyze their impact through evaluative software applications. They also offer web-based products that address global logistics activities, from receipt of raw material to the delivery of finished products, worldwide. This includes back office functions such as freight payment, customs and freight forwarding.

         There is no assurance that FreightRate will be able to effectively compete with current and future competitors.

FreightRate's Plan of Operation

         FreightRate is a development stage company. Since inception in June 1996 through October 31, 2001, it has not generated any revenues. FreightRate's activities through that date have been limited to start-up activities that included the development of a business plan and the initial activities involved in launching our web site, including a demonstration page. During the next twelve months, our plan of operation includes completing the development and launch of Phase I of our web site.

         FreightRate currently has two employees. However, we have also contracted with independent contractors and technology development companies to accomplish a substantial portion of our development and operational goals. We anticipate that we will hire approximately 35 employees by the end of fiscal 2002. FreightRate has enough working capital to continue operations through April 30, 2002.

         FreightRate is unable to predict at this time the amount of additional working capital it will require to implement its operations, however, in order to provide any additional working capital which it may require, it anticipates the need to raise additional capital through the sale of debt and equity securities. If FreightRate cannot raise sufficient working capital to implement its plan of operation, it is likely it will cease operations.

Description of FreightRate's Capital Stock

         FreightRate has 10,000,000 shares of authorized common stock with a par value of $.01 per share and 1,000,000 shares of authorized preferred stock with a par value of $.01 per share. As of November 29, 2001, there were 2,233,152 shares of common stock and no shares of preferred issued and outstanding. In addition, FreightRate has issued options exerciseable for 898,000 shares of its common stock, warrants exerciseable for 578,410 shares of its common stock and $1,131,244 in face value of convertible notes which are currently convertible into approximately 2,000,000 shares of common stock. There are no voting trusts between FreightRate and its shareholders relative to any of its capital stock.

Market for Common Equity and Related Stockholder Matters

         There is no trading market for FreightRate's common stock. As of November 29, 2001 there were 67 holders of FreightRate common stock. To date FreightRate has declared no dividends on its common stock.

Litigation

         On or about July 1, 2001, FreightRate, Twins Consulting, et al. (collectively, the "Respondents") mailed offering materials concerning the sale of promissory notes to Pennsylvania residents. On August 2, 2001, the Pennsylvania Securities Commission issued a summary order to cease and desist to the Respondents, Docket No. 2001-08-0003, prohibiting the Respondents, their successors, affiliates and control persons, agents, servants, and employees from offering or selling promissory notes in FreightRate to Pennsylvania residents.

         The Respondents subsequently submitted an answer to the summary order on or about September 17, 2001. While the answer was under review by the Pennsylvania Securities Commission, material regarding the sale of FreighRate promissory notes was mailed to at least one Pennsylvania resident. The Pennsylvania Securities Commission issued an non-compliance letter, dated November 5, 2001, advising the Respondents to cease all offers and sales and to respond by providing a statement that such offers and sales had ceased, the names and addresses of all Pennsylvania residents to whom offering materials were mailed, and the names and addresses of Pennsylvania residents who had purchased promissory notes. The Respondents answered the commissions requests for such additional information on November 7, 2001. FreightRate expects to resolve this matter through a stipulated order and a nominal civil penalty shortly.

         On November 23, 2001, FreightRate settled litigation in an amount less than $50,000 between FreightRate and one of its original bridge note holders. FreightRate paid an initial $20,000 in cash on November 23, 2001 and will pay an additional $20,000 on January 25, 2001. In addition FreightRate will issue a warrant exercisable for 5,000 shares of FreightRate common stock, which is included in the previously disclosed 578,410 outstanding FreightRate warrants, at $2.00 per share.

                   PROPOSAL NO. 2 CHANGE IN OUR CORPORATE NAME

         Following the combination, our board of directors and the majority shareholder has decided that it is in our best shares to change our name to reflect our acquisition of FreightRate in order to capture the goodwill associated with that name and the dba Power2Ship. Therefore, following the closing of the acquisition we will amend and restate our articles of incorporation to change our name to Power2Ship, Inc. and authorize the issuance of blank check preferred stock. The form of amendment is attached hereto as Appendix B.

              PROPOSAL NO. 3 AUTHORIZE BLANK CHECK PREFERRED STOCK

         Our shareholders have also approved an amendment to our articles of incorporation which would allow for the issuance of preferred stock. At the present time, our articles of incorporation do not allow for the issuance of preferred stock. The board of directors has reviewed this matter and has decided that it is in our best interest to amend our articles of incorporation to provide for 10,000,000 shares of "blank check" preferred stock.

         Blank check preferred stock is preferred stock that is generally authorized for issuance without any determination of rights and preferences attached to it. The final decision as to the rights and preferences of preferred stock that is issued rests in the hands of the board of directors without any further shareholder approval requirement. In other words, the board of directors can issue preferred stock in one or more classes with varying rights and preferences from time to time without asking your permission.

         As mentioned above, the board of directors reviewed this matter and determined that not having the ability to issue preferred stock was a detriment to our ability to achieve our business strategy. In addition, in the context of the acquisition, the lack of authorized preferred stock would hinder our ability to raise additional capital, assuming the acquisition is consummated, for the ongoing business operations of FreightRate.

         The form of amendment that we are asking for your approval on is attached hereto as Annex C.

                               GENERAL INFORMATION

Security Ownership of Our Shares By Certain Beneficial Shareholders

         As of November 29, 2001, Daniel L. Hodges was: (i) the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is our sole director and executive officer. Mr. Hodges has sole voting and investment power as to the shares shown.

         Name and Address of Beneficial
                    Owner                      Amount               Percent
         ------------------------------    ---------------      ----------------
         Daniel L. Hodges                          800,000                80%
         President and Director
         11601 E. Lusitano Pl.
         Tucson, AZ  85748

         After the merger our shareholders will own 1,000,000 shares or approximately 27% of the combined company excluding shares issuable upon exercise of FreightRate's outstanding convertible notes.

Executive Compensation of our Directors and Officers

         Mr. Hodges, the sole officer and director has not received any compensation, at any time.

Shareholder Proposals

         If the acquisition is not consummated, we may hold an annual meeting of shareholders during 2002. In the event such a meeting is held, any shareholder notice of a proposal intended to be presented at such meeting must be received at our principal offices no later than the close of business of the sixtieth day prior to the meeting, unless the public announcement is first made by us fewer than seventy days prior to the date of such annual meeting, then the notice must be received by the close of business on the tenth day following the day on which the public announcement of the date of such annual meeting.

         A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, in his capacity as a proponent of a shareholder proposal. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholder's meeting, shareholders must provide notice as required by the regulations promulgated under the 1934 Act.

Management Following the Combination

         The following table sets forth the names, positions and ages of the directors and executive officers of our directors and officers following the acquisition. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

Name of Director/Officer   Age      Position(s) With Company

Richard Hersh                       58      Director, CEO and President

Barry Shemaria                      49      Director

Brett Kublin                        41      Director and Vice President

         Mr. Hersh has served as FreightRate's Senior Vice President and corporate secretary and as a director since 1996 and has managed its operations and marketing from its inception. Prior to joining FreightRate Mr. Hersh served as Operations Manager at Express Web, Inc. Mr. Hersh was also the Chief Executive Officer of TRW, Inc. a start-up recycling company, Vice President of Operations for a Warehouse and Director of Operations for Dollar Time. Mr. Hersh received a B.A. in Economics and Business from Hofstra University.

         Mr. Shemaria has been a director of FreightRate since November 15, 2001. Mr. Shemaria has been the President of Able Plastics, Inc., a broker and distributor of plastic raw materials since 1983. Mr. Shemaria received a B.A. Degree from the University of California - Berkley in 1974. Mr. Shemaria has also attended Northwestern University and Georgia Institute of Technology.

         Mr. Kublin has been a director and vice president of FreightRate since November 8, 2001. Mr. Kublin has been the Vice President at Simco Recycling since 1990. Mr. Kublin received a B.S. in finance from the Florida State University.

         Our Principal Shareholder.

         As of July 23, 2001, Daniel L. Hodges holds 800,000 shares of our common stock which represents 80% of our issued and outstanding capital stock. He is also our sole director and executive officer. Twenty-five shareholders hold the remaining 200,000 shares of our common stock none of whom own in excess of 1% of our shares.



         PROPOSAL NO. 4 ADOPTION OF THE 2001 INCENTIVE STOCK OPTION PLAN

Summary of the 2001 Stock Option Plan

         Our board of directors adopted the 2001 Stock Option Plan on November 29, 2001. The plan authorizes us to issue 3,000,000 shares of common stock for issuance upon exercise of options. The Plan authorizes us to grant to our key employees (i) incentive stock options to purchase shares of common stock and
(ii) non-qualified stock options to purchase shares of common stock.

Objectives

         The objective of the Plan is to provide incentives to our key employees and directors to achieve financial results aimed at increasing shareholder value and attracting talented individuals to the Company. Persons eligible to be granted incentive stock options under the Plan will be those employees whose performance, in the judgment of the compensation committee of our board of directors, can have significant effect on our success. It is our intention to replace the 898,000 currently outstanding options of FreightRate with a like number of options issued under the Plan.

Oversight

         The compensation committee of our board of directors will administer the plan by making recommendations to the board or determinations regarding the persons to whom options should be granted and the amount, terms, conditions and restrictions of the awards. It also has the authority to interpret the provisions of the plan and to establish and amend rules for its administration subject to the plan's limitations. The compensation committee is comprised of non-employee directors as required by Rule 16b-3 of the Securities and Exchange Act of 1934, as amended.

Types of grants

         The plan allows for the grant of both incentive stock options and incentive stock options. The plan does not specify what portion of the awards may be in the form of incentive stock options or non-statutory options. Incentive stock options awarded our to employees are qualified stock options under the Internal Revenue Code.

Statutory conditions on stock options

         Incentive stock options granted under the plan must have an exercise price at least equal to 100% of the fair market value of the common stock as of the date of grant. Incentive stock options granted to any person who owns, immediately after the grant, stock possessing more than 10% of the combined voting power of all classes of the our stock, or of any parent or subsidiary corporation, must have an exercise price at least equal to 110% of the fair market value of the common stock on the date of grant.

- Exercise price

         Non-statutory stock options may have exercise prices as determined by the compensation committee of our board of directors.

- Dollar limit

         The aggregate fair market value, determined as of the time an incentive stock option is granted, of the common stock with respect to which incentive stock options are exercisable by an employee for the first time during any calendar year cannot exceed $100,000. However, there is no aggregate dollar limitation on the amount of non-statutory stock options that may be exercisable for the first time during any calendar year.

- Expiration date

         Any option granted under the plan will expire at the time fixed by the compensation committee, which cannot be more than ten years after the date it is granted or, in the case of any person who owns more than 10% of the combined voting power of all classes of our stock or of any subsidiary corporation, not more than five years after the date of grant.

- Exerciseability

         The compensation committee may also specify when all or part of an option becomes exercisable, but in the absence of such specification, the option will ordinarily be exercisable in whole or part at any time during its term. However, the compensation committee may accelerate the exerciseability of any option at its discretion.

- Assignability

         Options granted under the plan are not assignable. Incentive stock options may be exercised only while the optionee is employed by us or within twelve months after termination by reason of death, within twelve months after the date of disability, or within three months after termination for any other reason.

Payment upon exercise of options

         Payment of the exercise price for any option may be in cash, by withheld shares which, upon exercise, have a fair market value at the time the option is exercised equal to the option price (plus applicable withholding tax) or in the form of shares of our common stock.


Tax consequences of options

         An employee or director will not recognize income on the awarding of incentive stock options and nonstatutory options under the plan.

         An optionee will recognize ordinary income as the result of the exercise of a nonstatutory stock option in the amount of the excess of the fair market value of the stock on the day of exercise over the option exercise price.

         An employee will not recognize income on the exercise of an incentive stock option, unless the option exercise price is paid with stock acquired on the exercise of an incentive stock option and the following holding period for such stock has not been satisfied. The employee will recognize long-term capital gain or loss on a sale of the shares acquired on exercise, provided the shares acquired are not sold or otherwise disposed of before the earlier of: (i) two years from the date of award of the option or (ii) one year from the date of exercise. If the shares are not held for the required period of time, the employee will recognize ordinary income to the extent the fair market value of the stock at the time the option is exercised exceeds the option price, but limited to the gain recognized on sale. The balance of any such gain will be a short-term capital gain. Exercise of an option with previously owned stock is not a taxable disposition of such stock. An employee generally must include in alternative minimum taxable income the amount by which the price he paid for an incentive stock option is exceeded by the option's fair market value at the time his rights to the stock are freely transferrable or are not subject to a substantial risk of forfeiture. The subsidiaries will be entitled to deductions for federal income tax purposes as a result of the exercise of a nonstatutory option and the disqualifying sale or disposition of incentive stock options in the year and the amount that the employee recognizes ordinary income as a result of such disqualifying disposition.

                         INDEPENDENT ACCOUNTANT'S REPORT


Boulder Creek Financial, Inc.
(A Development Stage Company)


         We have reviewed the accompanying balance sheets of Boulder Creek Financial, Inc. (a development stage company) as of June 30, 2001 and September 30, 2000 and the related statements of operations for the three and nine month periods ended June 30, 2001 and 2000, and cash flows for the nine month periods ended June 30, 2001 and 2000. These financial statements are the responsibility of the Company's management.

         We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

         Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

                                                   Respectfully submitted



                                                   /S/ ROBISON HILL & CO
                                                   Certified Public Accountants

Salt Lake City, Utah
July 25, 2001

                          BOULDER CREEK FINANCIAL, INC.
                          -----------------------------
                          (A Development Stage Company)
                                 BALANCE SHEETS

                                                                                  June 30,         September 30,
                                                                                    2001                2000
                                                                             ------------------  ------------------
Assets:                                                                      $             --    $             --
                                                                             ==================  ==================

Liabilities - Accounts Payable                                               $            1,672  $              257
                                                                             ------------------  ------------------

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 Shares at
    June 30, 2001 and September 30, 2000                                                  1,000               1,000
  Paid-In Capital                                                                         1,831               1,574
  Retained Deficit                                                                       (1,075)             (1,075)
  Deficit Accumulated During the
    Development Stage                                                                    (3,428)             (1,756)
                                                                             ------------------  ------------------

     Total Stockholders' Equity                                                          (1,672)               (257)
                                                                             ------------------  ------------------

     Total Liabilities and
       Stockholders' Equity                                                  $             --    $             --
                                                                             ==================  ==================
















                 See accompanying notes and accountants' report.

                          BOULDER CREEK FINANCIAL, INC.
                          -----------------------------
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS


                                                                                                Cumulative
                                                                                               since October
                                                                                                  20, 1999
                                                                                                 Inception
                                  For the three months ended     For the nine months ended          of
                                            June 30,                      June 30,              development
                                 ----------------------------   ----------------------------
                                      2001           2000            2001          2000             stage
                                 ------------    ------------   ------------    ------------    ------------
Revenues: ....................   $       --      $       --     $       --      $       --      $       --

Expenses: ....................          1,672            --            1,672             930           3,428
                                 ------------    ------------   ------------    ------------    ------------

     Net Loss ................   $     (1,672)   $       --     $     (1,672)   $       (930)   $     (3,428)
                                 ============    ============   ============    ============    ============

Basic & Diluted loss per share   $       --      $       --     $       --      $       --
                                 ============   ============    ============    ============











                 See accompanying notes and accountants' report.

                          BOULDER CREEK FINANCIAL, INC.
                          -----------------------------
                          (A Development Stage Company)
                            STATEMENTS OF CASH FLOWS

                                                                                                     Cumulative
                                                                                                   since October
                                                                                                      20, 1999
                                                                For the nine months ended           Inception of
                                                                        June 30,                    Development
                                                          -------------------------------------
                                                                2001                2000               Stage
                                                          -----------------  ------------------  ------------------
CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                                                  $          (1,672) $             (930) $           (3,428)
Increase (Decrease) in Accounts Payable                               1,415                   -               1,672
                                                          -----------------  ------------------  ------------------
  Net Cash Used in operating activities                                (257)               (930)             (1,756)
                                                          -----------------  ------------------  ------------------

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by investing activities                                 -                   -                   -
                                                          -----------------  ------------------  ------------------

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder                                      257                 930               1,756
                                                          -----------------  ------------------  ------------------
Net Cash Provided by
  Financing Activities                                                  257                 930               1,756
                                                          -----------------  ------------------  ------------------

Net (Decrease) Increase in
  Cash and Cash Equivalents                                               -                   -                   -
Cash and Cash Equivalents
  at Beginning of Period                                                  -                   -                   -
                                                          -----------------  ------------------  ------------------
Cash and Cash Equivalents
  at End of Period                                        $            --    $             --    $             --
                                                          =================  ==================  ==================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                                $            --    $             --    $             --
  Franchise and income taxes                              $            --    $             --    $               25

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None



                 See accompanying notes and accountants' report.

                          BOULDER CREEK FINANCIAL, INC.
                          -----------------------------
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE THREE MONTHS ENDED JUNE 30, 2001 AND 2000

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of accounting policies for Boulder Creek Financial, Inc. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Interim Reporting

         The unaudited financial statements as of June 30, 2001 and for the three and nine month periods then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the three and nine months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

         The Company was incorporated under the laws of the State of Wyoming on May 28, 1996. The Company ceased all operating activities during the period from May 28, 1996 to October 20, 1999 and was considered dormant. Since October 20, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

         The Company has no products or services as of June 30, 2001. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

         For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          BOULDER CREEK FINANCIAL, INC.
                          -----------------------------
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE THREE MONTHS ENDED JUNE 30, 2001 AND 2000
                                   (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Loss per Share

         The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:


                                                                                                     Per-Share
                                                              Income              Shares               Amount
                                                              ------              ------               ------
                                                           (Numerator)         (Denominator)

                                                                 For the three months ended June 30, 2001
Basic Loss per Share
Loss to common shareholders                             $           (1,672)           1,000,000  $                -
                                                        ==================  ===================  ==================

                                                                 For the three months ended June 30, 2000
Basic Loss per Share
Loss to common shareholders                             $             --              1,000,000  $                -
                                                        ==================  ===================  ==================

                                                                  For the nine months ended June 30, 2001
Basic Loss per Share
Loss to common shareholders                             $           (1,672)           1,000,000  $                -
                                                        ==================  ===================  ==================

                                                                  For the nine months ended June 30, 2000
Basic Loss per Share
Loss to common shareholders                             $             (930)           1,000,000  $                -
                                                        ==================  ===================  ==================

         The  effect  of   outstanding   common  stock   equivalents   would  be
anti-dilutive for June 30, 2001 and 2000 and are thus not considered.

Concentration of Credit Risk

         The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements.

                          BOULDER CREEK FINANCIAL, INC.
                          -----------------------------
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS
                FOR THE THREE MONTHS ENDED JUNE 30, 2001 AND 2000
                                   (Continued)

NOTE 2 - INCOME TAXES

         As of June 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $4,500 that may be offset against future taxable income through 2021. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

         The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

         As of June 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





To the Board of Directors
Freight Rate, Inc.,
d/b/a Power2Ship



We have audited the accompanying balance sheet of Freight Rate, Inc., d/b/a Power2Ship (a development stage company), as of May 31, 2001, and the related statements of operations and stockholders' deficit and cash flows for the two years ended May 31, 2001, and for the period June 24, 1996 (inception) to May 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Freight Rate, Inc., d/b/a Power2Ship, (a development stage company) as of May 31, 2001, and the results of its operations and its cash flows for the two years ended May 31, 2001, and for the period June 24, 1996 (inception) to May 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



                                                     /S/ SWEENEY, GATES & CO.

July 5, 2001
Fort Lauderdale, Florida

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                         (a development stage company)
                                 BALANCE SHEET
                                  MAY 31, 2001

ASSETS

Current assets:
   Cash and cash equivalents                                        $      123
                                                                    ----------
        Total current assets                                               123
                                                                    ----------
Property and equipment                                                  27,279
     Less accumulated deprecation                                      (22,598)
                                                                    ----------
                                                                         4,681
                                                                    ----------
                                                                    $    4,804
                                                                    ==========
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Accounts payable and accrued expenses                            $  243,330
   Accrued salaries                                                    294,337
   Due to related party                                                 67,500
   Bridge loan promissory notes                                        243,750
   Accrued interest on bridge loans                                     67,983
                                                                    ----------
       Total current liabilities                                       916,900
                                                                    ----------
Long term debt                                                         167,856

Stockholders' deficit :
   Series A convertible preferred stock, $.01 par value, 1,000,000
      shares authorized; 287,454  shares issued and outstanding          2,875
   Common stock, $.01 par value, 10,000,000 shares
      authorized; 2,228,017 shares issued                               22,280
   Additional paid-in capital                                        4,226,646
   Deficit accumulated during the development stage                 (5,326,753)
   Treasury stock, at cost, 360,000 shares                              (5,000)
                                                                    ----------
       Stockholders' deficit                                        (1,079,952)
                                                                    ----------
                                                                    $    4,804
                                                                    ==========
The accompanying notes are an integral part of these financial statements.

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                         (a development stage company)
                            STATEMENTS OF OPERATIONS

                                                                                 June 24, 1996
                                                                                  (inception)
                                                        Year ended May 31,         to May 31,
                                                      2001            2000            2001
                                                    -----------    -----------    -----------
Sales                                               $      --      $      --      $      --

Operating expenses:
   Selling, general and administrative:
        Non-cash compensation and services              126,867        555,602      1,911,358
        Other selling, general and administrative       499,445      1,620,793      2,890,854
   Research and development                              35,440        146,220        423,255
                                                    -----------    -----------    -----------

       Total operating expenses                         661,752      2,322,615      5,225,467
                                                    -----------    -----------    -----------
       Loss from operations                            (661,752)    (2,322,615)    (5,225,467)
                                                    -----------    -----------    -----------
Other income (expense):
   Interest income                                          297         11,674         12,801
   Interest expense                                     (67,500)       (37,877)      (105,951)
   Loss on sale of assets                                (7,406)          (730)        (8,136)
                                                    -----------    -----------    -----------
       Total other income (expense)                     (74,609)       (26,933)      (101,286)
                                                    -----------    -----------    -----------
Net loss                                            $  (736,361)   $(2,349,548)   $(5,326,753)
                                                    ===========    ===========    ===========



 The accompanying notes are an integral part of these financial statements.

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                         (a development stage company)
                  STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIT
     FOR THE PERIOD JUNE 24, 1996 (DATE OF INCEPTION) THROUGH MAY 31, 2001

                                                                                                                          Deficit
                                                                                                                       accumulated
                         Series A Convertible                                                 Additional                during the
                           Preferred Stock          Common Stock          Treasury Stock        paid-in     Deferred    development
                           Shares    Amount      Shares      Amount     Shares      Amount      capital   compensation     stage
                          -------   --------   ---------   ---------   --------   ---------   -----------   ---------   -----------
June 24, 1996,
  issuance of founders
   shares                       -   $      -     800,000   $   8,000          -   $       -   $    (7,490)  $       -   $         -
  Sale of common stock          -          -     162,000       1,620          -           -       143,380           -             -
  Net loss                      -          -           -           -          -           -             -           -       (84,262)
                          -------   --------   ---------   ---------   --------   ---------   -----------   ---------   -----------
Balance, May 31, 1997           -          -     962,000       9,620          -           -       135,890           -       (84,262)
  Common stock issued
   for services                 -          -      50,000         500          -           -        41,166           -             -
  Sale of common stock          -          -     313,280       3,133          -           -       303,284           -             -
  Net loss                      -          -           -           -          -           -             -           -      (476,917)
                          -------   --------   ---------   ---------   --------   ---------   -----------   ---------   -----------
Balance, May 31, 1998           -          -   1,325,280      13,253          -           -       480,340           -      (561,179)
  Common stock issued
   for compensation and
   services                     -          -     174,720       1,747          -           -       172,973           -             -
  Sale of common stock          -          -     155,500       1,555          -           -       334,445           -             -
  Options issued to
   employee below market
   value                        -          -           -           -          -           -       250,500           -             -
  Warrants and options
   issued for services          -          -           -           -          -           -       796,425           -             -
  Net loss                      -          -           -           -          -           -             -           -    (1,679,665)
                          -------   --------   ---------   ---------   --------   ---------   -----------   ---------   -----------
Balance, May 31, 1999           -          -   1,655,500      16,555          -           -     2,034,683           -    (2,240,844)
  Sale of common stock          -          -      53,000         530          -           -       179,470           -             -
  Sale of preferred
   stock                  287,454      2,875           -           -          -           -       949,487           -             -
  Common stock issued
   for compensation and
   services                     -          -      50,000         500          -           -       199,500           -             -
  Conversion of loan to
   common stock                 -          -      21,402         214          -           -        74,268           -             -
  Exercise of option
   for no consideration         -          -     313,000       3,130          -           -       200,320           -             -
  Warrants issued for
   services                     -          -           -           -          -           -         9,652           -             -
  Issuance of employee
   stock options below
   market value                 -          -           -           -          -           -       200,000    (200,000)           -
  Amortization of
   deferred compensation        -          -           -           -          -           -             -     162,500            -
  Net loss                      -          -           -           -          -           -             -           -    (2,349,548)
                          -------   --------   ---------   ---------   --------   ---------   -----------   ---------   -----------
Balance, May 31, 2000     287,454      2,875   2,092,902      20,929          -           -     3,847,380     (37,500)   (4,590,392)
  Sale of common stock
   and options                  -          -     100,000       1,000          -           -       179,000           -             -
  Repurchase of common stock    -          -           -           -   (360,000)     (5,000)            -           -             -
  Common stock issued
   for compensation and
   services                     -          -      35,115         351          -           -       110,899           -             -
  Options issued to
   employee below
   market value                 -          -           -           -          -           -        10,000           -             -
  Options and warrants
   issued for services          -          -           -           -          -           -        75,419           -             -
  Warrants issued for
   Bridge Loan conversion       -          -           -           -          -           -         3,948           -             -
  Amortization of
   deferred compensation        -          -           -           -          -           -             -      37,500             -
  Net loss                      -          -           -           -          -           -             -           -      (736,361)
                          -------   --------   ---------   ---------   --------   ---------   -----------   ---------   -----------
Balance, May 31, 2001     287,454   $  2,875   2,228,017   $  22,280   (360,000)  $  (5,000)  $ 4,226,646   $       -   $(5,326,753)
                          =======   ========   =========   =========   ========   =========   ===========   =========   ===========

   The accompanying notes are an integral part of these financial statements.

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                         (a development stage company)
                            STATEMENTS OF CASH FLOWS

                                                                                       June 24, 1996
                                                                                        (inception)
                                                               Year ended May 31,        to May 31,
                                                             2001            2000           2001
                                                          -----------   -------------   -------------
Cash flows from operating activities:
   Net loss                                               $  (736,361)  $  (2,349,548)  $  (5,326,753)
   Adjustments to reconcile net loss to
      net cash used in operating activities:
        Depreciation                                            5,572           5,551          24,024
        Amortization of deferred compensation                  37,500         162,500         200,000
        Issuance of stock options and warrants
          for services, compensation and conversion            89,367         209,652       1,345,944
        Issuance of stock for services                        111,250               -         327,636
        Exercise of option for no consideration                     -         203,450         203,450
        Loss on sale of property and equipment                  7,406               -           7,406
        Changes in operating assets and liabilities:
            (Increase) decrease in prepaid insurance            4,805          (4,805)              -
            Increase (decrease) in accounts payable          (129,366)        292,409         226,830
            Increase in accrued salaries                      218,416          15,821         294,337
            Increase in payable to related party               67,500               -          67,500
            Increase in accrued interest on bridge loan        67,500          37,089         104,589
                                                          -----------   -------------   -------------
               Net cash used in operating activities      $  (256,411)  $  (1,427,881)  $  (2,525,037)
                                                          ===========   =============   =============

Continued
   The accompanying notes are an integral part of these financial statements.
                                     F - 12

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                         (a development stage company)
                            STATEMENTS OF CASH FLOWS

                                                                                       June 24, 1996
                                                                                        (inception)
                                                               Year ended May 31,        to May 31,
                                                             2001            2000            2001
                                                          -----------   -------------   -------------
Cash flows from investing activities:
   Purchases of property and equipment                    $         -   $     (11,670)  $     (46,068)
   Sale of property and equipment                                 350               -           9,957
                                                          -----------   -------------   -------------
      Net cash provided by (used in) investing activities         350         (11,670)        (36,111)
                                                          -----------   -------------   -------------
Cash flows from financing activities:
   Increase in payable to stockholder                               -          11,500          90,982
   Proceeds from bridge loan promissory notes                       -         375,000         375,000
   Proceeds from sale of preferred stock                            -         952,362         952,362
   Proceeds from sale of stock                                180,000         180,000       1,147,927
   Purchase of stock                                           (5,000)              -          (5,000)
                                                          -----------   -------------   -------------
       Net cash provided by financing activities          $   175,000   $   1,518,862   $   2,561,271
                                                          -----------   -------------   -------------
       Net increase (decrease) in cash and cash
         equivalents                                      $   (81,061)  $      79,311   $         123
                                                          -----------   -------------   -------------
Cash and cash equivalents, beginning of period                 81,184           1,873               -
                                                          -----------   -------------   -------------
Cash and cash equivalents, end of period                  $       123   $      81,184   $         123
                                                          ===========   =============   =============

   Continued
   The accompanying notes are an integral part of these financial statements.
                                     F - 13

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                         (a development stage company)
                            STATEMENTS OF CASH FLOWS

                                                                                       June 24, 1996
                                                                                        (inception)
                                                              Year ended May 31,          to May 31,
                                                             2001            2000            2001
                                                          -----------   -------------   -------------
Supplemental disclosure of cash flow information:
   Cash paid for interest during the period               $         -   $           -   $           -
                                                          ===========   =============   =============
   Cash paid for income taxes during the period           $         -   $           -   $           -
                                                          ===========   =============   =============
Supplemental disclosure of financing activities:

        Conversion of loan to common stock                $         -   $      74,482
                                                          ===========   =============
        Conversion of bridge loan to long term debt       $   167,856   $           -
                                                          ===========   =============









   The accompanying notes are an integral part of these financial statements.
                                     F - 14

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                          (a development stage company)
                          NOTES TO FINANCIAL STATEMENTS


1.       BUSINESS

Freight Rate, Inc., d/b/a Power2Ship, (the "Company"), was incorporated in Florida on June 24, 1996 and reincorporated in Delaware on April 26, 1999. The Company is a development stage company that seeks to create an internet-based global freight exchange, which will offer interactive web-enabled logistics applications to small and mid-sized shippers and carriers for supply chain commerce. The Company's web site will be known as Power2Ship.

The Company's efforts through May 31, 2001 have been principally devoted to organizational activities, raising capital and development of its products. The Company also is developing and testing databases, performing marketing and focus group studies, business model validation by logistic consultants and administrative expenses. Management anticipates incurring substantial additional losses as it pursues its development efforts. See Note 3 for management's plan.


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents - The Company considers all unrestricted deposits and highly liquid investments, readily convertible to known amounts, with an original maturity of three months or less, to be cash equivalents.

Property and equipment - Property and equipment are stated at cost. Major renewals and improvements are capitalized, while maintenance and repairs are expensed when incurred. The cost and accumulated depreciation for property, and equipment sold, retired, or otherwise disposed of are relieved from the accounts, and resulting gains or losses are reflected in income. Depreciation is computed over the estimated useful lives of the assets using the straight-line method.

Impairment of long-lived assets - The Company evaluates the recoverability of its property and equipment and intangible assets in accordance with Statement of Financial Accounting Standards Board No.121, "Accounting for the Impairment of Long-Lived Assets and for Long-Live Assets to Be Disposed Of" ("SFAS 121"). SFAS 121 requires recognition of impairment of long-lived assets in the event the net book value of such assets exceeds the estimated future undiscounted cash flows attributable to such assets or the business to which such intangible assets relate. When an asset exceeds its expected operating cash flow, it is considered to be impaired and is written down to fair value, which is determined based on either discounted future cash flows or appraised values. No impairments were recognized during the period June 24, 1996 (inception) to May 31, 2001.

Fair value of financial instruments - The fair value of the Company's financial instruments such as accounts payable and bridge loans payable approximates their carrying value.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                          (a development stage company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Research and development expenses - Research and development expenses are charged to operations as incurred.

Income tax - Income tax assets and liabilities are computed annually for temporary differences between the financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future, based upon enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized. Income tax expense is the tax payable or refundable for the period, plus or minus the change during the period in deferred tax assets and liabilities.

Stock-based compensation plans and deferred compensation - The Company accounts for employee stock-based compensation in accordance with the provisions of Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees," ("APB 25") and complies with the disclosure provisions of SFAS 123, "Accounting for Stock Based Compensation." Under APB 25, compensation cost is recognized over the vesting period based on the difference, if any, on the date of grant between the fair market value of the Company's stock and the amount an employee must pay to acquire the stock. The policy is to grant options with an exercise price below the market price of the stock on the grant date. Accordingly, compensation expense has been recognized for its employee stock option plans.

The Company has disclosed in a note to the financial statements proforma net loss and per share amounts as if the Company had applied methods described by SFAS No. 123.

In accordance with SFAS 123, the Company charges expense in the period incurred for other equity instruments issued to other than employees. The Company records the fair value of the common stock, warrants or options issued or the fair value of the services received, whichever is more reliably measurable.

Start-up costs -The Company accounts for start up costs in accordance with the Accounting Standards Executive Committee of the AICPA Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities" ("SOP 98-5"). SOP 98-5 requires start-up costs, including organizational costs be expensed as incurred. The Company expensed all start-up costs.

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                          (a development stage company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3.       GOING CONCERN AND MANAGEMENT'S PLAN

The Company is a development stage entity having no revenue or operations from its inception to May 31, 2001. The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the accompanying financial statements, the Company incurred net losses of $736,361 and $2,349,548 for the years ended May 31, 2001 and 2000, respectively. The accumulated losses were $5,326,753 from June 24, 1996 (inception) to May 31, 2001. As of May 31, 2001, the Company had a working capital deficit of $916,777 and stockholders' deficit of $1,079,952. In addition, the Company is delinquent on substantially all of its liabilities and debt. As of May 31, 2001, the Company did not have a completed web site but had signed a development contract with a web site developer. Without a website, the Company does not have the ability to generate sales. These factors raise substantial doubt about the Company's ability to continue as a going concern.

The Company's continued existence is dependent upon its ability to resolve its liquidity problems, complete its web site and commence sales of its services as follows:

The Company plans to merge with a public shell company and become a publicly held reporting company. It also plans to raise additional equity capital in a private placement after the Company is publicly held. In order to reduce it liabilities, the Company is attempting to convert a significant amount of the liabilities to equity. The Company is in the process of completing its web site and software. After the web site is operational, the Company intends to commence sales of its services, and generate sufficient revenues to become profitable.

The Company has no operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in the rapidly evolving e-business markets. These risks include the failure to develop the Company's web site and software, the unwillingness of creditors to accept equity for debt, the rejection of the Company's services by businesses and the inability of the Company to generate significant revenues to produce positive cash flow.

The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                          (a development stage company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


4.       PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at May 31, 2001:

                                                                      Estimated
                                                                    Useful lives

Computers                                          $ 23,055             5 years
Equipment                                             4,224             7 years
                                                   --------

                                                     27,279

   Less:  accumulated depreciation                  (22,598)
                                                   --------

                                                   $  4,681
                                                   ========

Depreciation expense was $5,572 and $5,551 for the years ended May 31, 2001 and 2000, respectively.


5.       RELATED PARTY TRANSACTIONS

Since August 1, 2000, the Company has shared office facilities leased by a related company owned by the Chairman for $1,000 per month. The amount paid to the related party for the year ended May 31, 2001 was $4,000.

The Company also had a consulting agreement with the Chairman, which was cancelled on March 15, 2001. At May 31, 2001, the Company was indebted to the Chairman for $67,500.


6.       NOTES PAYABLE

On June 4, 1999, the Company issued unsecured bridge loan promissory notes (the "Bridge Loan") in the amount of $375,000, due on the earlier of (1) the date of the Company's planned private placement or (2) May 31, 2000, with interest accruing at ten percent. Prior to the maturity date, the holders at their sole discretion, had the right to convert the unpaid principle plus accrued interest into shares of the Company's common stock at $2.78, 80% of the price per share of the planned private placement of convertible preferred stock. If the note holders converted prior to the maturity date, they were entitled to warrants to purchase one share of additional stock for every four shares of common stock received upon conversion of the note, at an exercise price of 150% of the preferred stock price per share. As of July 5, 2001, none of the note holders converted to common stock. The notes were not paid at their maturity date and are in default. After the maturity date, the notes bear interest at 18% per annum.

The Company recorded interest expense of $67,500 and $37,089 as of May 31, 2001 and 2000, respectively. No interest payments have been made on the notes.

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                          (a development stage company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.       NOTES PAYABLE (continued)

On May 31, 2001, the Company consummated an offer to exchange unsecured 8% convertible promissory notes due June 30, 2006 (the "Notes") for the Company's Bridge Loans. Effective as of May 31, 2001, Bridge Loan holders exchanged $167,856 in principal and interest outstanding for an equal amount of Notes. Interest on the Notes is payable at maturity. The Notes are convertible at the option of the holder any time commencing 90 days following the merger of the Company with a public vehicle. The conversion price equals the lesser of $4.00 or 50% of the average of the closing bid prices of the Company's Common Stock for the five days prior to conversion. Accrued interest will be paid in cash or Common stock as determined by the Company.

On June 20, 2001, the Company settled a lawsuit with a Bridge Loan holder who sued for payment of a $37,500 bridge loan plus interest. An investor will pay the settlement of $45,000 and will receive an eight- percent (8%) convertible promissory note for approximately $48,000. Both the plaintiff and the investor will receive warrants for 5,000 shares of common stock.

7.       SERIES A CONVERTIBLE PREFERRED STOCK

In October 1999, the Company sold 287,454 shares of Series A convertible preferred stock for $3.48 per share. The Company raised $1,000,339 less offering costs of $47,977. The preferred stock is non-dividend bearing and convertible into common stock, share for share at any time. The shares will automatically convert at the closing of an initial public offering of the Company's equity securities or upon the sale of the Company. Holders of the preferred stock have unlimited piggyback registration rights and on demand registration rights, but only if the Company has not completed the registration of at least one class of its equity securities prior to December 31, 2003. Holders of the preferred stock shall be protected as to dilution on a weighted-average basis to shares of common stock issuable in the future at a price less then the preferred stock price, (not including those shares issued through the Freight Rate incentive plan). The stockholders have the right, but not the obligation, to invest pro-rata with any new purchasers of common stock or convertible stock to maintain their ownership percentage in the Company.


8.       COMMON STOCK

On August 10, 1998, the Company approved a one for two stock split. All share and per share information has been restated to retroactively reflect this split. The following are security transactions in each year:

Year ended May 31, 1997

On June 24, 1996, the founders purchased 800,000 shares of common stock for $510. In March and April 1997, the Company sold 162,000 shares of common stock for $145,000 or $.90 per share.

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                          (a development stage company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


8.       COMMON STOCK (continued)

Year ended May 31, 1998

In July and September 1997, the Company granted an employee 50,000 shares of common stock as compensation. The Company recorded the shares at the market value of $.83 per share or $41,666. On September 24, 1997, the Company sold 202,000 shares for $201,400. On May 12, 1998, the Company sold 111,280 shares for $105,017.

Year ended May 31, 1999

In July 1998 and October 1998, the Company granted 36,720 shares of common stock to attorneys for services. On December 31, 1998, the Company issued 138,000 shares common stock to employees for compensation. The Company recorded the shares at market value and charged professional fees for $36,720 and compensation expense for $138,000.

In January 1999, the Company sold 143,000 shares of common stock with warrants to purchase common stock for $286,000. The warrants allow the holders to purchase common stock at $2.00 per share, are exercisable immediately and expire over three to five years.

On April 30, 1999, the Company sold 12,500 shares and 37,500 options to purchase common stock at $1.00 per share for $50,000. The options are exercisable immediately and expire in five years.

Year ended May 31, 2000

In October and December 1999, two incentive option holders exercised their options for 313,000 shares of common stock. With the approval of the Company, the holders did not pay the exercise price. Therefore, the difference between the fair value computed during the year ended May 31, 1999 and the exercise price at the date of grant of $203,450 was charged to expense.

On April 6, 2000, the Company sold 53,000 shares of common stock for $200,000, less costs of $20,000.

On May 6, 2000, the Company granted 50,000 shares of common stock for services. The Company recorded the shares at market value and charged compensation expense for $200,000.

On May 30, 2000, a stockholder converted his loan for $74,482 into 21,402 shares of common stock.

Year ended May 31, 2001

On December 15, 2000, the Company sold 100,000 shares of common stock, along with 300,000 options for common stock at $2.00 for $200,000, less costs of $20,000. The Company also repurchased 360,000 shares of its common stock for $5,000.

In January and March 2001, the Company granted 35,115 shares of common stock for
services.   The  Company  recorded  the  shares  at  market  value  and  charged compensation expense for $111,250.

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                          (a development stage company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

9.       OPTIONS AND WARRANTS

Employee stock option plan

On April 30, 1999, the Company approved a stock incentive plan (the "Plan") for its officers, employees, and consultants. The Company accounts for its stock based compensation plans in conformity with APB 25 and related interpretations and adopted the additional pro forma disclosure provisions of SFAS 123. However, since the employee options were granted at below market, compensation expense was recorded as current or deferred compensation, depending upon the option vesting provisions of the plan.

In accordance with SFAS 123, the Company charged expense in the period incurred for other equity instruments issued to other than employees. The Company recorded the fair value of the warrants and options issued or the fair value of the services received, whichever was more reliably measurable.

The Plan allows for the issuance of options and other stock awards to Company officers, employees and consultants to purchase a maximum of 1,076,000 shares of common stock. Stock options granted under the Plan may be incentive stock options, non-statutory stock options, or restricted stock grants. The option price at which common stock may be purchased by the grantee under the Plan shall be the fair market value (or 110% of fair market value if the grantee is a 10% or more stockholder) of the common stock on the date of the grant. The maximum number of shares for which options may be granted under the plan to any one person during any calendar year is 250,000. Under the terms of the Plan, the board of directors establishes option-vesting provisions when options are granted. Unexercised options are automatically canceled after termination of the grantee's employment or other service to the Company.

The Company granted stock options to employees for 460,500 shares of common stock at an exercise price of $1.00 per share. The options were fully vested and exercisable by May 31, 2001.

The following table summarizes information concerning the stock option plans outstanding at May 31, 2001:

                                   Outstanding stock options                          Exercisable stock options

                                           Weighted                                          Weighted
                                            average          Weighted                         average       Weighted
    Exercise                               remaining          average                        remaining       average
      price                               contractual         exercise                      contractual      exercise
      range                 Shares              life            price          Shares             life         price
      -----                 ------              ----            -----          ------             ----         -----

         $ 1.00             460,500             3.30            $ 1.00         460,500           3.30          $ 1.00
         ------             -------             ----            ------         -------           ----          ------

         $ 1.00             460,500             3.30            $ 1.00         460,500           3.30          $ 1.00
         ======             =======             ====            ------         =======           ====          ======

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                          (a development stage company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


9.       OPTIONS AND WARRANTS (continued)

A summary of the status and activity of the Company's stock option plan as of May 31 is as follows:

                                                       2001                              2000
                                                       ----                              ----

                                                                    Weighted                             Weighted
                                                                     average                              average
                                                                    exercise                             exercise
                                                  Shares              price                                price

  Outstanding at beginning of year               450,500            $  1.00            250,500         $   1.00
  Granted                                         10,000               1.00            200,000             1.00
                                                 -------                               -------

  Outstanding at end of year                     460,500            $  1.00            450,500         $   1.00
                                                 =======                               =======

  Exercisable at end of year                     460,500            $  1.00            400,500         $   1.00
                                                 =======                               =======

  Weighted average fair value of
     options granted during the year              $ 1.25                                $ 1.26
                                                  ======                                ======



As mentioned in Note 2, the Company applies APB Opinion 25 and related interpretations for its employee incentive stock plans. Accordingly, since the options were granted below market value, the difference between fair market value and the options' price of $460,500 was recorded as compensation and the balance recorded as deferred compensation until vested. The charge amounted to $250,500 in 1999, $200,000 in 2000 and $10,000 in 2001. Had compensation cost for the Company plan been determined based on the fair value at the grant dates for grants under those plans consistent with the method of SFAS No. 123, the Company's net loss and loss per share would have been increased as shown below:

                                             For the year ended May 31,

                                              2001                   2000
                                              ----                   ----

    Net loss:    As reported         $        (736,361)     $        (2,349,548)
                                     ==================     ====================
                 Pro forma           $        (748,890)     $        (2,602,408)
                                     ==================     ====================

                               FREIGHT RATE, INC.,
                          (a development stage company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


9.       OPTIONS AND WARRANTS (continued)

For purposes of the pro forma calculations, the fair value of each option was estimated on the date of the grant using the Black-Scholes option-pricing model with the following assumptions used:

                                                    2001                  2000
                                                    ----                  ----
    Dividend yield                                  None                  None
    Expected volatility factor                     .0001                 .0001
    Approximate risk free interest rates           5.83%                 6.14%
    Expected lives                               5 years               5 years


The determination of fair values for all options is based on the assumptions described in the preceding paragraph, and because additional option grants are expected to be made each year, the above pro forma disclosures are not representative of pro forma effects on reported net income or loss for future years.

Other options and warrants issued

During the years ended May 31, 2001, 2000 and 1999, the Company granted options and warrants to consultants, suppliers and investors. The Company charged to expense the fair value of the instruments granted for services using the Black-Scholes option model.

On April 30, 1999, the Company issued to legal counsel and consultants 682,500 options and recorded a charge of $796,425.

On October 29, 1999, in connection with the settlement of accounts payable litigation, the Company issued 12,500 warrants for common stock at $2.00. The warrants are fully vested and exercisable over five years. The Company recorded an expense equal to the fair market value of the warrants at the date of settlement ($9,652).

On November 30, 2000, in connection with the settlement of accounts payable, the Company issued 35,000 options for common stock at $1.00 and 55,000 warrants for common stock at $2.00. The options and warrants are fully vested and exercisable over five years. The Company recorded an expense equal to the fair market value of the options and warrants at the date of settlement ($69,423).

The Company, in connection with the settlement of accounts payable, also issued 5,000 options for common stock at $1.00. The Company recorded an expense equal to the fair market value of the options at the date of settlement ($5,996).

On May 31, 2001, in connection with the exchange for the 8% Convertible Promissory Notes, the Company issued 17,500 warrants for common stock at $2.00. The warrants are fully vested and exercisable over three years. The Company recorded an expense equal to the fair market value of the warrants at the date of exchange ($3,948).

                               FREIGHT RATE, INC.,
                          (a development stage company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


9.       OPTIONS AND WARRANTS (continued)

The following is a summary of the outstanding options and warrants as of May 31:

                                                   2001                                 2000
                                                   ----                                 ----

                                                                    Weighted                           Weighted
                                                                    average                             average
                                                                    exercise                           exercise
                                                 Shares              price                               price

  Outstanding at beginning of year                468,000          $   1.87         831,500          $   1.41
  Granted-options                                 340,000              1.87               -
                warrants                           72,500              2.00          62,500              2.00
  Exercised                                             -                 -        (313,000              1.00
  Forfeited                                             -                 -        (113,000)             1.00
                                            -------------                       -----------
  Outstanding at end of year                      880,500              1.88         468,000              1.87
                                            =============                       ===========

  Exercisable on May 31, 2001                     880,500          $   1.88         468,000          $   1.87
                                            =============                       ===========

10.      INCOME TAXES

The Company had available at May 31, 2001, operating loss carryforwards for federal and state taxes of approximately $3,415,000, which could be applied against taxable income in subsequent years through 2021. The tax effect of the net operating loss is approximately $1,285,000 and a full valuation allowance was recorded, since realization is uncertain.

Reconciliation of the differences between income taxes computed at the federal statutory tax rates and the provision for income taxes is as follows:

                                                 2001            Percent            2000            Percent
                                                 ----            -------            ----            -------

  Income tax benefit computed at
     Federal statutory tax rate                $  277,000          37.6%      $  884,000              37.6%
  State tax, net of
     Federal benefits                             (27,000)         (3.6)         (85,000)             (3.6)
  Non-deductible non-cash
     Expenses                                     (47,000)         (6.6)        (155,000)             (6.6)
  Change in valuation allowance                  (203,000)        (27.4)        (644,000)            (27.4)
                                                ---------     ---------       ----------         ---------

  Provision for income taxes                    $       -            -%       $        -                -%
                                                =========     =========       ==========         =========

                               FREIGHT RATE, INC.,
                          (a development stage company)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


10.      INCOME TAXES (continued)

Temporary differences that give rise to significant deferred tax assets are as follows:

                                                2001              2000
                                                ----              ----

Net operating loss carryforward           $   1,285,000     $   1,082,000
                                          =============     =============

Total deferred tax assets                      1,285,000         1,082,000

Valuation allowance                           (1,285,000)       (1,082,000)
                                          ---------------   ---------------

Net deferred tax asset                    $             -   $             -
                                          ===============   ===============

11.      ACCRUED SALARIES TO EMPLOYEES

The Company owes $294,337 for accrued salaries as of May 31, 2001.


12.      SUBSEQUENT EVENTS

On July 3, 2001, the Company sold $35,000 short-term promissory notes to two of the Company's directors. The notes are due on October 1, 2001 with an interest rate of 6%.

In June and July of 2001, the Company sold 8% Convertible Promissory Notes for proceeds of $153,000.

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                         (a development stage company)
                                 BALANCE SHEET
                                AUGUST 31, 2001
                                  (unaudited)
ASSETS

Current assets:
   Cash and cash equivalents                                          $  23,379
   Short term notes receivable                                           35,000
   Accrued interest receivable                                              344
                                                                      ---------
        Total current assets                                             58,723

Property and equipment                                                   27,279
     Less accumulated deprecation                                       (23,901)
                                                                      ---------
                                                                          3,378
                                                                      ---------
                                                                      $  62,101
                                                                      =========
LIABILITIES AND STOCKHOLDERS' DEFICIT

Current liabilities:
   Short term note payable                                            $  25,000
   Accounts payable and accrued expenses                                250,476
   Accrued salaries                                                     294,337
   Due to related party                                                  67,500
   Bridge loan promissory notes                                          37,500
   Accrued interest on bridge loans                                      10,459
                                                                      ---------
       Total current liabilities                                        685,272
                                                                      ---------
Long term debt                                                          629,630

Stockholders' deficit :
   Series A convertible preferred stock, $.01 par value, 1,000,000
      shares authorized; 287,454  shares issued and outstanding           2,875
   Common stock, $.01 par value, 10,000,000 shares
      authorized; 2,350,572 shares issued                                23,506
   Additional paid-in capital                                         4,732,794
   Deficit accumulated during the development stage                  (6,006,976)
   Treasury stock, at cost, 360,000 shares                               (5,000)
                                                                      ---------
       Stockholders' deficit                                         (1,252,801)
                                                                      ---------
                                                                      $  62,101
                                                                      =========
The accompanying notes are an integral part of these financial statements.
                                     F - 26

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                         (a development stage company)
                            STATEMENTS OF OPERATIONS
                                  (unaudited)

                                                                                June 24, 1996
                                                                                 (inception)
                                                   Three months ended August 31,  to August 31,
                                                       2001            2000           2001
                                                    -----------    -----------    -----------
Sales                                               $         -    $         -    $         -

Operating expenses:
   Selling, general and administrative:
        Non-cash compensation and services              532,375              -      2,443,733
        Other selling, general and administrative       141,276        105,913      3,032,130
   Research and development                                   -              -        423,255
                                                    -----------    -----------    -----------
       Total operating expenses                         673,651        105,913      5,899,118
                                                    -----------    -----------    -----------
       Loss from operations                            (673,651)      (105,913)    (5,899,118)
                                                    -----------    -----------    -----------
Other income (expense):
   Interest income                                          345            297         13,146
   Interest expense                                      (6,917)       (16,875)      (112,868)
   Loss on sale of assets                                     -              -         (8,136)
                                                    -----------    -----------    -----------
       Total other income (expense)                      (6,572)       (16,578)      (107,858)
                                                    -----------    -----------    -----------
Net loss                                            $  (680,223)   $  (122,491)   $(6,006,976)
                                                    ===========    ===========    ===========
















 The accompanying notes are an integral part of these financial statements.
                                      F - 27

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                         (a development stage company)
                            STATEMENTS OF CASH FLOWS
                                  (unaudited)

                                                                                        June 24, 1996
                                                                                         (inception)
                                                          Three months ended August 31, to August 31,
                                                             2001            2000            2001
                                                          -----------   -------------   -------------
Cash flows from operating activities:
   Net loss                                               $  (680,223)  $    (122,491)  $  (6,006,976)
   Adjustments to reconcile net loss to
      net cash used in operating activities:
        Depreciation                                            1,303           1,632          25,327
        Amortization of deferred compensation                       -               -         200,000
        Issuance of stock options and warrants
          for services, compensation and conversion            17,154               -       1,363,098
        Issuance of stock for services                        490,220               -         817,856
        Exercise of option for no consideration                     -               -         203,450
        Loss on sale of property and equipment                      -               -           7,406
        Conversion of bridge loan to short term debt            5,000               -           5,000
        Changes in operating assets and liabilities:
            (Increase) in short term notes receivable         (35,344)              -         (35,344)
            Decrease in prepaid insurance                           -             961               -
            Increase in accounts payable                        7,146          22,672         233,976
            Increase in accrued salaries                            -               -         294,337
            Increase in payable to related party                    -               -          67,500
            Increase in accrued interest on bridge loan             -          16,875         104,589
                                                          -----------   -------------   -------------
               Net cash used in operating activities         (194,744)        (80,351)     (2,719,781)
                                                          -----------   -------------   -------------
Cash flows from investing activities:
   Purchases of property and equipment                              -               -         (46,068)
   Sale of property and equipment                                   -               -           9,957
                                                          -----------   -------------   -------------
               Net cash used in investing activities                -               -         (36,111)
                                                          -----------   -------------   -------------
Cash flows from financing activities:
   Increase in payable to stockholder                               -               -          90,982
   Proceeds from bridge loan promissory notes                       -               -         375,000
   Proceeds from sale of preferred stock                            -               -         952,362
   Proceeds from sale of stock                                      -               -       1,147,927
   Purchase of stock                                                -               -          (5,000)
   Proceeds from issuance of long-term debt                   218,000               -         218,000
                                                          -----------   -------------   -------------
               Net cash provided by financing activities      218,000               -       2,779,271
                                                          -----------   -------------   -------------
               Net increase (decrease) in cash and cash
                  equivalents                                  23,256         (80,351)         23,379
                                                          -----------   -------------   -------------
Cash and cash equivalents, beginning of period                    123          81,184               -
                                                          -----------   -------------   -------------
Cash and cash equivalents, end of period                  $    23,379   $         833   $      23,379
                                                          ===========   =============   =============

Continued
The accompanying notes are an integral part of these financial statements.
                                      F - 28

                               FREIGHT RATE, INC.
                                d/b/a Power2Ship
                         (a development stage company)
                            STATEMENTS OF CASH FLOWS

                                                                                       June 24, 1996
                                                                                        (inception)
                                                         Three months ended August 31,  to August 31,
                                                             2001            2000            2001
                                                          -----------   -------------   -------------
Supplemental disclosure of cash flow information:

   Cash paid for interest during the period               $         -   $           -   $           -
                                                          ===========   =============   =============
   Cash paid for income taxes during the period           $         -   $           -   $           -
                                                          ===========   =============   =============
Supplemental disclosure of financing activities:

        Conversion of loan to common stock                $         -   $           -
                                                          ===========   =============
        Conversion of bridge loan to long term debt       $   218,774   $           -
                                                          ===========   =============






























The accompanying notes are an integral part of these financial statements.
                                      F - 29

                              FREIGHT RATE, INC.,
                                d/b/a Power2Ship
                         (a development stage company)
                     SELECTED NOTES TO FINANCIAL STATEMENTS


1.UNAUDITED INTERIM FINANCIAL STATEMENTS

The accompanying financial statements of Freight Rate, Inc., d/b/a Power2Ship (the "Company") for the three months ended August 31, 2001 and 2000, and for the period from June 24, 1996 (inception) to August 31, 2001, are unaudited, but, in the opinion of management, reflect the adjustments, all of which are of a normal recurring nature, necessary for a fair presentation of these financial statements in accordance with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimates.

The results of operations for an interim period are not necessarily indicative of the results for a full year.

The interim unaudited financial statements should be read in conjunction with the financial statements and notes for the year ended May 31, 2001.


2.       UNCERTAINTY - GOING CONCERN

The Company is a development stage entity having no revenue or operations from its inception to August 31, 2001. The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company experienced losses of $6,006,976 since inception, and had a net working capital deficiency of $626,549 as of August 31, 2001. As of August 31, 2001, the Company did not have a completed web site but had signed a development contract with a web site developer. Without a web site, the Company does not have the ability to generate sales. These factors raise substantial doubt about the Company's ability to continue as a going concern.

The Company's continued existence is dependent upon its ability to resolve its liquidity problems, complete its web site and commence sales of its services as follows:

The Company plans to merge with a public shell company and become a publicly held reporting company. It also plans to raise additional equity capital in a private placement after the Company is publicly held. In order to reduce it liabilities, the Company is attempting to convert a significant amount of the liabilities to equity. The Company is in the process of completing its web site and software. After the web site is operational, the Company intends to commence sales of its services, and generate sufficient revenues to become profitable.

The Company has no operating history and its prospects are subject to the risks, expenses and uncertainties frequently encountered by companies in the rapidly evolving e-business markets. These risks include the failure to develop the Company's web site and software, the unwillingness of creditors to accept equity for debt, the rejection of the Company's services by businesses and the inability of the Company to generate significant revenues to produce positive cash flow.

The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

                               FREIGHT RATE, INC.,
                                d/b/a Power2Ship
                          (a development stage company)
               SELECTED NOTES TO FINANCIAL STATEMENTS (CONTINUED)


3.                         NOTES PAYABLE

The Company consummated an offer to exchange unsecured 8% convertible promissory notes due June 30, 2006 (the "Notes") for the Company's Bridge Loans. During the three months ended August 31, 2001, Bridge Loan holders converted $215,815 in principal and interest outstanding for an equal amount of Notes. Interest on the Notes is payable at maturity. The Notes are convertible at the option of the holder any time commencing 90 days following the merger of the Company with a public vehicle. The conversion price equals the lesser of $4.00 of 50% of the average of the closing bid prices of the Company's Common Stock for the five days prior to conversion. Accrued interest will be paid in cash or Common Stock as determined by the Company.

On June 20, 2001, the Company settled a lawsuit with a Bridge Loan holder who sued for payment of $37,500 bridge loan plus interest. An investor paid the settlement of $45,000 and received an 8% convertible promissory note for approximately $48,000. Both the plaintiff and investor received warrants for 5,000 shares of common stock.

During the three months ended August 31, 2001, the Company sold Notes for $218,000.

4.       COMMON STOCK

In July and August 2001, the Company  granted 122,555 shares of common stock for
services.   The  Company  recorded  the  shares  at  market  value  and  charged compensation expense of $490,220.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

         On November 28, 2001, Boulder Creek Financial, Inc., (a development stage company) ("BCFI") and Freight Rate, Inc., d.b.a. Power2Ship, (a development stage company) ("FRI") executed an Agreement that provides for FRI to be merged with and into a wholly owned subsidiary of BCFI. See "The Merger." The following unaudited pro forma condensed combined financial statements are based on the June 30, 2001 unaudited historical financial statements of BCFI and the audited May 31, 2001 financial statements and unaudited August 31, 2001 financial statements of FRI contained elsewhere herein, giving effect to the transaction as a reverse acquisition. The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of June 30, 2001. The unaudited pro forma condensed combined statement of operations for September 30, 2000 presents the results of operations of the Surviving Corporation, assuming the merger was completed on October 1, 1999. The unaudited pro forma condensed combined statement of operations for June 30, 2001 presents the results of operations of the Surviving Corporation, assuming the merger was completed on October 1, 2000.

        The unaudited pro forma condensed combined financial statements have been prepared by management of BCFI and FRI based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both BCFI and FRI (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

                          UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                         JUNE 30, 2001

                                                                 Boulder
                                                                  Creek          Freight                              Pro Forma
                                                                Financial,        Rate,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------
ASSETS
Current Assets                                                $            -  $        2,600  $            -        $        2,600
Fixed Assets (net)                                                         -           4,247               -                 4,247
                                                              --------------  --------------  --------------        --------------

     Total Assets                                             $            -  $        6,847  $            -        $        6,847
                                                              ==============  ==============  ==============        ==============

LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities                                           $        1,672  $      914,982  $            -        $      916,654
Long-Tem Debt                                                              -         223,555               -               223,555
                                                              --------------  --------------  --------------        --------------

    Total Liabilities                                                  1,672       1,138,537               -             1,140,209
                                                              --------------  --------------  --------------        --------------

Stockholders' Equity:
  Preferred Stock                                                          -           2,875          (2,875)    A               -
  Common Stock                                                         1,000          22,280         (20,047)    A           3,233
  Additional Paid in Capital                                           1,831       4,226,646          13,419     A       4,241,896
  Retained Deficit                                                    (1,075)              -           1,075     A               -
  Deficit Accumulated During the
     Development Stage                                                (3,428)     (5,378,491)          3,428     B      (5,378,491)
  Treasury Stock                                                           -          (5,000)          5,000     A               -
                                                              --------------  --------------  --------------        --------------
     Total Stockholders' Equity (Deficit)                             (1,672)     (1,131,690)              -            (1,133,362)
                                                              --------------  --------------  --------------        --------------

     Total Liabilities and Stockholders' Equity               $            -  $        6,847  $            -        $        6,847
                                                              ==============  ==============  ==============        ==============

    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                            FOR THE YEAR ENDED SEPTEMBER 30, 2000

                                                                 Boulder
                                                                  Creek          Freight                              Pro Forma
                                                                Financial,        Rate,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------
Revenues:                                                     $            -  $            -  $            -        $            -

Expenses:
   General & Administrative                                            1,756       1,688,060               -             1,689,816
   Research & Development                                                  -         109,292               -               109,292
                                                              --------------  --------------  --------------        --------------

Net Operating Income (Loss)                                           (1,756)     (1,797,352)              -            (1,799,108)

Other Income (Expense):
   Interest Income                                                         -          11,901               -                11,901
   Interest Expense                                                        -         (47,500)              -               (47,500)
   Loss on Sale of Assets                                                  -          (7,406)              -                (7,406)
                                                              --------------  --------------  --------------        --------------

Net Income (Loss)                                             $       (1,756) $   (1,840,357) $            -        $   (1,842,113)
                                                              ==============  ==============  ==============        ==============

Income (Loss) per share                                       $            -  $        (0.50) $            -        $        (0.39)
                                                              ==============  ==============  ==============        ==============

Weighted average shares outstanding                                1,000,000       3,709,562                             4,709,562




    See accompanying notes to unaudited pro forma condensed combined financial statements.

                         UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                           FOR THE NINE MONTHS ENDED JUNE 30, 2001

                                                                 Boulder
                                                                  Creek          Freight                              Pro Forma
                                                                Financial,        Rate,         Pro Forma              Combined
                                                                   Inc.            Inc.        Adjustments             Balance
                                                              --------------  --------------  --------------        --------------

Revenues:                                                     $            -  $            -  $            -        $            -

Expenses:
   General & Administrative                                            1,672         557,178               -               558,850
   Research & Development                                                  -          35,440               -                35,440
                                                              --------------  --------------  --------------        --------------

Net Operating Income (Loss)                                           (1,672)       (592,618)              -              (594,290)

Other Income (Expense):
   Interest Income                                                         -               -               -                     -
   Interest Expense                                                        -         (45,199)              -               (45,199)
   Loss on Sale of Assets                                                  -               -               -                     -
                                                              --------------  --------------  --------------        --------------

Net Income (Loss)                                             $       (1,672) $     (637,817) $            -        $      639,489
                                                              ==============  ==============  ==============        ==============

Income (Loss) per share                                       $            -  $        (0.17) $            -        $        (0.14)
                                                              ==============  ==============  ==============        ==============

Weighted average shares outstanding                                1,000,000       3,709,562                             4,709,562



    See accompanying notes to unaudited pro forma condensed combined financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

(1)     General

         In the merger, FRI will be merged with and into a wholly owned subsidiary of BCFI with with FRI treated as the surviving entity and a wholly owned subsidiary of BCFI. BCFI will acquire all of the outstanding common stock of FRI, in exchange for 2,233,152 shares of Common Stock together with 898,000 options and 578,410 warrants (3,709,562 diluted shares). After the merger, on a diluted basis, Former BCFI shareholders will own approximately 21% (1,000,000) of the New Common Stock outstanding subsequent to the Merger, and Former FRI shareholders will own approximately 79% (3,709,562) of the New Common Stock outstanding subsequent to the Merger, subject to certain adjustments.

(2)     Fiscal Year Ends

        The unaudited pro forma condensed combined statements of operations for the year ended September 30, 2000 and the nine months ended June 30, 2001, include BCFI and FRI's operations on a common fiscal year. The financial statements of FRI have been conformed to the fiscal year ended September 30, 2000 by including the operating results of FRI for the period October 1,1999 to May 31, 2000 and including such results for the four months ended September 30, 2000. The financial statements of FRI have been conformed to the nine months ended June 30, 2001 by including the operating results of Freight Rate for the period October 1, 2000 to May 31, 2001 and including such results for the one month ended June 30, 2001.

(3)     Pro Forma Adjustments

        The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2001, are described below:

         (A) Record recapitalization by issuing 2,233,152 shares of Common Stock of BCFI, par value $0.001.


        The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

         There are no anticipated adjustments to the statements of operations as a result of this transaction.

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

         This Agreement and Plan of Merger, dated as of November __, 2001, is entered into by and among BOULDER CREEK FINANCIAL, INC. a Wyoming corporation ("BCFI"), FRI ACQUISITION CORP., a Delaware corporation to be formed as wholly-owned subsidiary of BCFI ("SUB"), and FREIGHTRATE, INC., a Delaware corporation ("FRI").

        WHEREAS, the Boards of Directors of BCFI, SUB and FRI deem it advisable and in the best interests of each corporation and their respective stockholders that FRI be acquired by BCFI in a merger consummated as hereinafter set forth and in accordance with the applicable laws of the States of Delaware and Wyoming; and

        WHEREAS, it is intended that the acquisition of FRI by BCFI be effected by a Merger (as defined below) of SUB with and into FRI, with FRI surviving such Merger, and which is intended to be treated for Federal income tax purposes as a reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

        NOW THEREFORE, in consideration of the mutual promises and covenants herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                          Article I
                                          The Merger

        1.01 Terms of the Merger. Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), SUB shall be merged with and into FRI and the separate corporate existence of SUB shall thereupon cease (the "Merger"). FRI (sometimes hereinafter referred to as the "Surviving Corporation") shall be the surviving corporation to the Merger. The Merger shall have the effects set forth in the applicable provisions of the Delaware General Corporation Act (the "DGCA") and the Wyoming Statutes ("WS").

        1.02 Effective Time of the Merger. If all the conditions to the Merger set forth herein shall have been fulfilled or waived, as hereinafter provided, and this Agreement shall not have been terminated, on the Closing Date (as hereinafter defined), the parties hereto shall cause Articles of Merger (the "Articles of Merger") that meet the applicable requirements of the DGCA and WS to be properly executed and filed with the Secretary of the States of Delaware and Wyoming. The Merger shall be effective at the time of filing of the Articles of Merger with the Secretary of the States of Delaware and Wyoming, whichever shall last occur, or at such later time which the parties hereto shall have lawfully agreed upon and designated in such filings as the effective time of the Merger (the "Effective Time").

        1.03   The Surviving Corporation.  At the Effective Time:

         (a) Articles of Incorporation. The Articles of Incorporation of FRI in effect immediately prior to the Effective Time shall be the Articles of Incorporation of the Surviving Corporation.

         (b) Bylaws. The Bylaws of FRI as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation.

         (c) Directors and Officers. The directors and officers of SUB at the Effective Time shall resign, and the directors and officers of FRI shall assume their duties as the initial directors and officers of the Surviving Corporation and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

        1.04 Directors and Officers of BCFI. The directors and officers of BCFI at the Effective Time shall resign, and the designees of FRI shall assume their duties as the directors and officers of BCFI, and shall hold office from the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Articles of Incorporation and Bylaws of BCFI, or as otherwise provided by law.

        1.05   Conversion of FRI Shares.

         (a) FRI Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the BCFI, SUB or FRI, or the holder of capital stock of any of them

                      (i) each of the 2,233,152 shares of FRI common stock, par value $.01 per share (the "FRI Common Stock"), issued and outstanding immediately prior to the Effective Time, shall be converted into the right to receive one share (the "BCFI Shares") of BCFI common stock, par value $.001 per share ("Common Stock");

                      (ii) each of the warrants to purchase an aggregate of 578,410 shares of FRI Common Stock ("FRI Warrants"), issued and outstanding immediately prior to the Effective Time, shall be converted into the right to receive one warrant to purchase one share of BCFI Common Stock (the "BCFI Warrants"), at the exercise price, for the exercise period and upon substantially the terms and conditions as were applicable to the FRI Warrants being surrendered; and

                      (iii) each of the options to purchase an aggregate of 898,000 shares of FRI Common Stock ("FRI Options"), issued and outstanding immediately prior to the Effective Time, shall be converted into the right to receive one option to purchase one share of BCFI Common Stock (the "BCFI Options"), at the exercise price, for the exercise period and upon substantially the terms and conditions as were applicable to the FRI Options being surrendered.

The BCFI Shares and the BCFI Common Stock issuable upon exercise of the BCFI Warrants and the BCFI Options are sometimes hereinafter collectively referred to as the "BCFI Securities".

               (b) Effect of Merger. At the Effective Time all outstanding shares of FRI Common Stock, and all outstanding FRI Warrants and all FRI Options, shall be cancelled and retired and each certificate or other instrument theretofore evidencing the right to receive FRI Securities shall thereafter (i) represent only the right to receive the BCFI Shares, BCFI Warrants and BCFI Options issuable in exchange therefore upon surrender of such certificate or instrument to the Surviving Corporation and (ii) as to FRI Shares to be cancelled and retired in the Merger, entitle the holder thereof to receive dividends on such whole number of BCFI Shares which such holder is entitled to receive in exchange for such certificate.

               (c) Status of Registration. The BCFI Securities are not registered under the Securities Act of 1933, as amended (the "Act"), and will be issued pursuant to the exemption afforded under Section 4(2) of the Act and the rules and regulations promulgated thereunder. In that regard, FRI will exercise its best efforts to obtain representations from each of its current shareholders, option holders, warrant holders and convertible note holders that each is an accredited investor within the meaning of Rule 501 of Regulation D.

               (d) Dissenters. Notwithstanding the foregoing, any holder of FRI Shares who shall exercise the rights of a dissenting stockholder pursuant to and strictly in accordance with Section 262 of the DCGA shall be entitled to receive only the payment therein provided for and shall not be entitled to receive BCFI Shares.

               (e) SUB Common Stock. Each share of capital stock of SUB issued and outstanding immediately prior to the Effective Time, shall, without further action, be converted into one fully paid and non-assessable share of common stock of the Surviving Corporation.

        1.06 Stock Certificates. At or following the Effective Time, each holder of an outstanding certificate or certificates representing FRI Common Stock shall surrender the same to SUB and SUB shall, in exchange therefor, cause to be issued to the holder of such certificate(s) a new certificate representing shares of BCFI Common Stock, and the surrendered certificate(s) shall be cancelled. Until so surrendered and exchanged, each such certificate shall represent solely the right to receive the consideration described in Section 1.05, without interest.

        1.07 Fractional Shares. No fractional shares of BCFI Common Stock shall be issued in the Merger. In the event that a holder of FRI Common Stock would otherwise be entitled to receive any fractional shares of BCFI Common Stock as a result of the Merger, such holder shall be entitled to receive one full share in lieu thereof.

         1.08 Transfers. From and after the Effective Time, there shall be no further transfers on the stock transfer books of FRI or the Surviving Corporation. If, subsequent to the Effective Time, certificates evidencing shares of FRI are presented to the Surviving Corporation, they shall be cancelled and exchanged as provided in this Article I.

        1.09  BCFI  Guarantee.   BCFI  hereby  unconditionally   guarantees  the
performance of the obligations of SUB pursuant to the terms and conditions hereof.

                                          Article II
                                           Closing

        2.01 Time and Place of Closing. The transactions contemplated by this Agreement shall be consummated on or about December 31, 2001, at the offices of BCFI or its counsel, or at such other time and place as the parties shall mutually agree (the "Closing Date"). The time and place at which the transactions contemplated hereby are consummated is hereinafter referred to as the "Closing".

        2.02   Deliveries at Closing.  At the Closing:

         (a) FRI shall cause the FRI Shares, the FRI Warrants and the FRI Options to be delivered to SUB, duly endorsed for transfer;

         (b) BCFI shall deliver, or deliver irrevocable instructions to issue and deliver, the consideration described in Section 1.05(a); and

         (c) the current officers and directors of BCFI and SUB shall deliver their resignations as such.

                                         Article III
                            Representations and Warranties of FRI

        FRI hereby represents and warrants to BCFI as follows:

        3.01   Legal Capacity of FRI.

               (a) FRI has the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

               (b) The execution and delivery of this Agreement by FRI, and the consummation by it of the transactions contemplated hereby, does not violate or conflict with (i) any material terms of any organizational document or any instrument, contractual restriction or commitment of any kind or character to which FRI is a party or by which it is bound, or (ii) any requirement of law or any judgment, decree or order of any governmental or regulatory authority to which FRI is subject or by which FRI or any of their respective assets or properties is bound.

               (c) This Agreement has been duly and validly executed by FRI, and constitutes a valid and binding obligation of FRI enforceable against FRI in accordance with its terms except to the extent that (i) such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

        3.02 Organization and Authority of FRI. FRI is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has all requisite corporate power and authority to carry on its business as presently conducted and to own or lease and to operate its properties. FRI is qualified to transact business as a foreign corporation in each jurisdiction wherein the failure to so qualify would have a material adverse effect on the business, financial condition, results of operations, assets or properties of FRI (an "FRI Material Adverse Effect"). FRI has no subsidiaries.

        3.03 Capitalization. The authorized capital stock of FRI consists of (i) 10,000,000 shares of FRI Common Stock, of which 2,233,152 shares of Common Stock are issued and outstanding on the date hereof and (ii) 544,808.3505 shares of FRI Preferred Stock, none of which are issued and outstanding on the date hereof. Other than the FRI Warrants and the FRI Options, FRI is not a party to or bound by any options, calls, voting agreements, contracts, or commitments of any character relating to any issued or unissued capital stock or any other equity security issued or to be issued by FRI. The issued and outstanding FRI Common Stock, FRI Preferred Stock, FRI Warrants and FRI Options have been duly authorized and are validly issued, fully paid and non-assessable and not subject the preemptive or anti-dilution rights of any person .

        3.04 Consents and Approvals. This Agreement and the transactions contemplated hereby have been duly authorized by the Board of Directors, and prior to the Closing will have been authorized by the Stockholders, of FRI. No approval, order or consent of, filing or registration with or notice or payment to, any foreign, federal, state, county, local or other governmental or regulatory body, and no other approval or consent of, or filing with or notice or payment to, any other person is required by or with respect to FRI in connection with the execution and delivery by FRI of this Agreement and the consummation and performance by it of the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance by FRI of this Agreement in accordance with its terms and conditions will not (a) conflict with or result in the breach or violation of any of the terms or conditions of, or give rise to any acceleration of FRI's obligations or constitute (or with notice or lapse of time or both would constitute) a default under (i) the Articles of Incorporation or By-Laws of FRI (ii) any instrument, contract or other material agreement by or to which FRI is a party or by or to which FRI's assets or properties are bound or subject; (iii) any statute, law or regulation of any jurisdiction or any order, writ, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, FRI or the assets or properties of FRI; or (iv) any license, franchise, approval, certificate, permit or authorization applicable to FRI or any of FRI's assets; or

(b) result in the creation of any lien, charge or encumbrance of any nature, upon the FRI Shares or assets or property of FRI.

        3.05 Litigation. There is no action, suit or proceeding pending or threatened, or any investigation, at law or in equity, before any arbitrator, court or other governmental authority, pending or threatened, nor any judgment, decree, injunction, award or order outstanding, against or in any manner involving FRI or any of FRI's properties or rights which (a) could reasonably be expected to have an FRI Material Adverse Effect, or (b) could reasonably be expected to prevent the consummation of any of the transactions contemplated by this Agreement.

        3.06 Taxes. FRI has filed all tax returns that it was required to file, and has paid all taxes indicated on such returns for such periods which are due and payable as of the date hereof. All such tax returns were in all respects true, complete and correct and filed on a timely basis. None of the income tax returns filed by, on behalf of or with respect to FRI is currently the subject of an audit, and no notice of a planned audit has been received by FRI.

        3.07 Corporate Records. FRI has granted BCFI access to all the tax, accounting, corporate and financial books and records relating to the business of FRI. Such books and records have been maintained on a current basis, are true and complete in all material respects, and fairly reflect the financial condition and results of operations of FRI as of the dates thereof and the periods ended. The minute books of FRI contain complete and accurate records of all meetings and other corporate actions of its Board of Directors and stockholders and have been made available to BCFI for review.

         3.08 No Brokers. FRI is not a party to any agreement pursuant to which FRI or BCFI will become obligated to pay a commission to any person as a result of consummation of the transactions contemplated hereby.

        3.09 Full Disclosure. No representation or warranty by FRI in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to BCFI or SUB pursuant hereto or in connection with the negotiation, execution or performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact or any fact necessary to make any statement herein or therein not materially misleading.

                                          Article IV
                        Representations and Warranties of BCFI and SUB

        BCFI and SUB, jointly and severally, hereby represent and warrant to FRI as follows:

        4.01   Legal Capacity of BCFI and SUB.

               (a) BCFI and SUB each have the legal capacity to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

               (b) The execution and delivery of this Agreement by BCFI and SUB, and the consummation of the transactions contemplated hereby, do not violate or conflict with (i) any material terms of any organizational document or any instrument, contractual restriction or commitment of any kind or character to which BCFI or SUB a party or by which either of them is bound, or (ii) any requirement of law or any judgment, decree or order of any governmental or regulatory authority to which BCFI or SUB is subject or by which BCFI or SUB or any of their respective assets or properties is bound.

               (c) This Agreement has been duly and validly executed by BCFI and SUB, and constitutes a valid and binding obligation of BCFI and SUB enforceable against BCFI and SUB in accordance with its terms except to the extent that (i) such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) the availability of remedies, including specific performance, is subject to the discretion of the court before which any proceeding therefor may be brought.

        4.02 Organization and Authority of BCFI and SUB. BCFI and SUB are each corporations duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, and have all requisite corporate power and authority to carry on their respective businesses as presently conducted and to own or lease and to operate their respective properties. BCFI and SUB are qualified to transact business as a foreign corporation in each jurisdiction wherein the failure to so qualify would have a material adverse effect on the business, financial condition, results of operations, assets or properties of BCFI or SUB (a "BCFI Material Adverse Effect").

        4.03 Capitalization. The authorized capital stock of BCFI consists of 100,000,000 shares of Common Stock, of which 1,000,000 shares are issued and outstanding on the date hereof. The BCFI Shares, BCFI Warrants and BCFI Options have been duly authorized and, upon issuance as contemplated hereby, will be validly issued, fully paid and non-assessable and not subject to the preemptive or anti-dilution rights of any person. The BCFI Common Stock to be issued upon exercise of the BCFI Warrants and the BCFI Options have been duly authorized and, upon issuance as contemplated thereby, will be validly issued, fully paid and non-assessable and not subject to the preemptive or anti-dilution rights of any person.

        4.04 Consents and Approvals. This Agreement and the transactions contemplated hereby have been duly authorized by the Board of Directors, and prior to the Closing will have been authorized by the Stockholders, of BCFI. No approval, order or consent of, filing or registration with or notice or payment to, any foreign, federal, state, county, local or other governmental or regulatory body, and no approval or consent of, or filing with or notice or payment to, any other person is required by or with respect to BCFI or SUB in connection with the execution and delivery by BCFI and SUB of this Agreement and their consummation and performance of the transactions contemplated hereby. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the performance by BCFI and SUB of this Agreement in accordance with its terms and conditions will not (a) conflict with or result in the breach or violation of any of the terms or conditions of, or give rise to any acceleration of BCFI and SUB's obligations or constitute (or with notice or lapse of time or both would constitute) a default under (i) the Articles of Incorporation or By-Laws of BCFI or SUB (ii) any material instrument, contract or other agreement by or to which BCFI or SUB is a party or by or to which BCFI or SUB's assets or properties are bound or subject; (iii) any statute, law or regulation of any jurisdiction or any order, writ, judgment, injunction, award or decree of any court, arbitrator or governmental or regulatory body against, or binding upon, BCFI or SUB or the assets or properties of BCFI or SUB; or (iv) any license, franchise, approval, certificate, permit or authorization applicable to BCFI or SUB or any of the its assets; or (b) result in the creation of any lien, charge or encumbrance of any nature, upon the assets or property of BCFI or SUB.

        4.05 SEC Filings. The Common Stock of BCFI is registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), BCFI has filed with the United States Securities and Exchange Commission ("SEC") all reports required to be filed by it under the Exchange Act (the "SEC Filings"), and BCFI is current in its filing obligations under the Exchange Act. The SEC Filings are true, complete and accurate in all material respects. All material contracts to which BCFI is a party have been filed with the SEC Reports.

        4.06 Litigation. There is no action, suit or proceeding pending or threatened, or any investigation, at law or in equity, before any arbitrator, court or other governmental authority, pending or threatened, nor any judgment, decree, injunction, award or order outstanding, against or in any manner involving BCFI or SUB or any of their respective properties or rights which (i) could reasonably be expected to have a BCFI Material Adverse Effect, or (ii) could reasonably be expected to prevent the consummation of any of the transactions contemplated by this Agreement.

        4.07 Taxes. BCFI has filed all tax returns that it was required to file, and has paid all taxes indicated on such returns for such periods which are due and payable as of the date hereof. All such tax returns were in all respects true, complete and correct and filed on a timely basis. None of the income tax returns filed by, on behalf of or with respect to BCFI is currently the subject of an audit, and no notice of a planned audit has been received by or on behalf of BCFI.

        4.08 Corporate Records. BCFI has provided FRI access to all the tax, accounting, corporate and financial books and records relating to BCFI. Such books and records have been maintained on a current basis, are true and complete and fairly reflect the financial condition and results of operations of BCFI as of the dates thereof and the periods ended. The minute books of BCFI contain complete and accurate records of all meetings and other corporate actions of its Board of Directors and shareholders and have been made available to FRI for review.

        4.09 No Brokers. Neither BCFI nor SUB is a party to any agreement pursuant to which FRI or BCFI will become obligated to pay a commission to any person as a result of consummation of the transactions contemplated hereby.

        4.10 Full Disclosure. No representation or warranty by BCFI or SUB in this Agreement or in any document or schedule to be delivered by them pursuant hereto, and no written statement, certificate or instrument furnished or to be furnished to FRI pursuant hereto or in connection with the negotiation, execution or performance of this Agreement, contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact or any fact necessary to make any statement herein or therein not materially misleading.

                                          Article V
                                       Indemnification

        5.01 Indemnification by FRI. FRI hereby indemnifies and holds BCFI and SUB harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by BCFI or SUB and arising out of the breach of any representation or warranty of FRI hereunder, or FRI's failure to perform any covenant or obligation required to be performed by it hereunder.

        5.02 Indemnification by BCFI. BCFI hereby indemnifies and holds FRI harmless from and against any and all damages, losses, liabilities, obligations, costs or expenses incurred by FRI and arising out of the breach of any representation or warranty of BCFI or SUB hereunder, or BCFI's or SUB's failure to perform any covenant or obligation required to be performed by either of them hereunder.

        5.03 Time for Assertion. No party to this Agreement shall have any liability (for indemnification or otherwise) with respect to any representation, warranty or covenant or obligation to be performed and complied hereunder, unless notice of any such liability is provided on or before 12 months from the date hereof.

        5.04 Basket. Notwithstanding any conflicting or inconsistent provisions hereof, FRI shall not be liable in damages, indemnity or otherwise to BCFI or SUB in respect of the inaccuracy or breach of any representations, warranties, covenants or agreements herein, except to the extent that the damages to BCFI and SUB, singularly or in the aggregate, exceed the sum of $10,000. Notwithstanding any conflicting or inconsistent provisions hereof, BCFI shall not be liable in damages, indemnity or otherwise to FRI in respect to the inaccuracy or breach of any representations, warranties, covenants or agreements herein except to the extent that damages to FRI exceed, individually or in the aggregate, the sum of $10,000.

                                          Article VI
                                         Termination

         6.01 Termination by Mutual Consent. This Agreement may be terminated by mutual consent of the parties, in writing, signed by each of the parties hereto.

         6.02 Termination by BCFI. This Agreement may be terminated by BCFI, by written notice to FRI, in the event of a material breach of any representation or warranty of FRI hereunder, or in the event FRI fails to perform any material covenant or obligation required to be performed by it hereunder and such failure remains uncured for ten days following such written notice.

        6.03 Termination by FRI. This Agreement may be terminated by FRI, by written notice to BCFI, in the event of a material breach of any representation or warranty of BCFI hereunder, or in the event BCFI fails to perform any material covenant or obligation required to be performed by it hereunder and such failure remains uncured for ten days following such written notice.

        6.04 Effect of Termination.  Termination of this Agreement under Section
6.02 or 6.03 hereof shall not preclude a party from pursuing all remedies available to it under applicable law arising by reason of such termination.

                                         Article VII
                                   Miscellaneous Provisions

        7.01 Default. Should any party to this Agreement default in any of the covenants, conditions, or promises contained herein, the defaulting party shall pay all costs and expenses, including a reasonable attorney's fee, which may arise or accrue from enforcing this Agreement, or in pursuing any remedy provided hereunder or under applicable law.

        7.02 Rights are Cumulative. The rights and remedies granted to the parties hereunder shall be in addition to and cumulative of any other rights or remedies either may have under any document or documents executed in connection herewith or available under applicable law. No delay or failure on the part of a party in the exercise of any power of right shall operate as a waiver thereof nor as an acquiescence in any default nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power of right.

        7.03 Amendment. The Boards of Directors of the parties hereto may amend this Agreement at any time prior to the Effective Time; provided, that an amendment made subsequent to the approval of this Agreement by the shareholders of either of the parties hereto shall not: (a) change the amount or kind of shares, securities, cash, property or rights to be received in exchange for or on conversion of all or any of the shares of the parties hereto, (b) change any term of the Articles of Incorporation of SUB or (c) change any other terms or conditions of this Agreement if such change would materially and adversely affect the holders of any capital stock of either party hereto.

        7.04 Waiver. Any party hereto may with respect to any other party hereto
(a) extend the time for the performance of any of the obligations or other acts,
(b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

        7.05 Notices. All communications provided for herein shall be in writing and shall be deemed to be given or made (a) when delivered personally, including by courier service, (b) three business days following deposit in the United Sates mail, certified mail, return receipt requested, or (c) when transmitted by facsimile provided that electronic confirmation of receipt is retained by the party transmitting such facsimile. The addresses to which notices are to be provided are as follows:


        If to BCFI or SUB:          Boulder Creek Financial, Inc.
                            11601 East Lusitano Place
                                    Tucson, Arizaon 85748
                                    Att: Daniel L. Hodges
                            Facsimile: (520) 731-9892

        With a copy to:             Quarles & Brady Streich Lang, L.L.P.
                                    Two N. Central Avenue
                                    Phoenix, Arizona 85004
                                    Att: Christian J. Hoffman, Esq.
                                    Facsimile: (602) 420-5008

        If to FRI:                  FreightRate, Inc.
                          10400 Griffin Road, Suite 101
                           Cooper City, Florida 33328
                                    Att: Richard Hersh
                            Facsimile: (954) 680-6604

        With a copy to:             Atlas Pearlman, P.A.
                                    350 East Las Olas Blvd.
                                    Suite 1700
                                    Fort Lauderdale, Florida 33301
                                    Att: Steven I. Weinberger, Esq.
                                    Facsimile: (954) 766-7800

Any party may change the address to which notice is to be provided to it by written notice to the other party hereto delivered pursuant to this Section.

        7.06 Governing Law. This Agreement and the rights and duties of the parties hereto shall be construed and determined in accordance with the laws of the State of Delaware, without regard to the choice of laws provisions thereof.

        7.07 Successors and Assigns. This Agreement shall be binding upon the parties and their successors and assigns and shall inure to the benefit of the other parties and successors and assigns.

        7.08 Counterparts. This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one instrument.

        7.09 Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to transactions contemplated hereby, and all prior understandings with respect thereto, whether written or oral, shall be of no force and effect.


        7.10 Partial Invalidity. If any term of this Agreement shall be held to be invalid or unenforceable, such term shall be deemed to be severable and the validity of the other terms of this Agreement shall in no way be affected thereby.

        7.11 Headings. The descriptive headings of the various Sections or parts of this Agreement are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

        7.12 Tax-Free Transaction. Each of the parties to this Agreement agrees to refrain from taking any action that could reasonably be anticipated to jeopardize the tax-free treatment intended to be accorded to the transactions contemplated by this Agreement.

        IN WITNESS WHEREOF, the undersigned have executed this Agreement and Plan of Merger effective the ___th day of November 2001.


                                            BOULDER CREEK FINANCIAL, INC.


                                            By:    _____________________________
                                                   Daniel L. Hodges, President


                                            FRI ACQUISITION CORP.


                                            By:    _____________________________
                                                   Daniel L. Hodges, President


                                FREIGHTRATE, INC.


                                            By:    _____________________________
                                                   Richard Hersh, President

                                                                      APPENDIX B

           **PROPOSED**AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                          BOULDER CREEK FINANCIAL, INC.

         Pursuant to the provisions of ss. 17-16-1006 and ss. 17-16-1007 of the Wyoming Business Corporation Act, the undersigned corporation adopts the following Amended and Restated Articles of Incorporation as of this date:

         FIRST:   The name of the corporation is Boulder Creek Financial, Inc.

         SECOND: The corporation was originally incorporated under the name of Boulder Creek Financial, Inc. and the original Articles of Incorporation of the corporation were filed with the Secretary of State on May 28, 1996.

         I, the undersigned Michael P. Martin of Boulder Creek Financial, Inc., do hereby certify that the Board of Directors of said corporation at a meeting duly convened, held on the ___ day of __________, 2001, adopted a resolution to amend and restate the original articles in their entirety as follows:

         1.       Name.  The name of the Corporation is:

                                POWER2SHIP, INC.

         2. Registered Office. The street address of the Corporation's initial registered office is 1704 Westland Road, Cheyenne, Wyoming 82001.

         3. Registered Agent. The name and address of the Corporation's initial registered agent is Laughlin Wyoming, Inc., 1704 Westland Road, Cheyenne, Wyoming 82001.

         4. Purpose. The purpose for which the Corporation is organized is the transaction of any and all lawful activities for which corporations may be incorporated under the laws of the State of Wyoming, as the same may be amended from time to time.

         5. Capital Stock. The aggregate number of shares of capital stock that the Corporation shall be authorized to issue is One Hundred Ten Million (110,000,000) shares which shall consist of the following:

         (a) Common Stock. The authorized common stock of the Corporation shall be One Hundred Million (100,000,000) shares of Common Stock with a par value of $.001 per share. The holders of the Common Stock shall be entitled to one vote for each share held by them of record on the books of the Corporation. Such shares of Common Stock may be issued by the corporation from time to time for such consideration greater than or equal to par value as may be fixed from time to time by the Board of Directors. The designations and preferences of the Common Stock are as follows:

         (1) Dividends; Distributions. Each share of Common Stock shall be entitled to receive dividends and other distribution paid in cash, securities, property or otherwise, when and if declared by the board of the Corporation.

         (2) Liquidation. In the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, voluntarily or involuntarily, the holders of shares of Common Stock shall be entitled to receive out of any remaining assets of the corporation legally available for distribution which shall be distributed pro rata among the holders of Common Stock in proportion to the number of shares of Common Stock held by such holders.

         (b) Blank Check Preferred Stock. The authorized preferred stock of the Corporation shall be Ten Million (10,000,000) shares of preferred stock with a par value of $.001 per share. Subject to the terms and provisions of this
Article 5, the Board of Directors of the Corporation is authorized to provide, from time to time, for the issuance of shares of preferred stock in series and to fix from time to time before issuance the designation, preferences, privileges and voting powers of the shares of each series of preferred stock and the restrictions or qualifications thereof, including, without limiting the generality of the foregoing, the following:

         (1) The serial designation and authorized number of shares;

         (2) The dividend rate, the date or dates on which such dividends will be payable and the extent to which such dividends may be cumulative;

         (3) The amount or amounts to be received by the holders in the event of voluntary or involuntary dissolution or liquidation of the Corporation;

         (4) The voting rights, if any, of the holders;

         (5) The price or prices at which shares may be redeemed and any terms, conditions and limitations upon such redemption;

         (6) Any sinking fund provisions for redemption or purchase of shares of such series; and

         (7) The terms and conditions, if any, on which shares may be converted at the election of holders thereof into shares or other capital stock, or of other series of serial preferred stock of the Corporation.

         Each series of preferred stock, in preference to the Common Stock, will be entitled to dividends from funds or other assets legally available therefor, at such rates, payable at such times and cumulative to the extent as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. In the event of dissolution or liquidation of the Corporation, voluntary or involuntary, the holders of preferred stock, in preference to the Common Stock, will be entitled to receive such amount or amounts as may be fixed by the Board of Directors of the Corporation pursuant to the authority herein conferred upon it. Preference stock of any series redeemed, converted, exchanged, purchased or otherwise acquired by the Corporation shall be canceled by the Corporation and returned to the status of authorized but unissued preference stock. All shares of any series of serial preferred stock, as between themselves, shall rank equally and be identical; and all series of serial preferred stock, as between themselves, shall rank equally and be identical except as set forth in resolutions of the Board of Directors authorizing the issuance of the series.

         6. Governing Board. The governing board of the Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this corporation, providing that the number of directors shall not be reduced to fewer than one (1). The names and addresses of the Board of Directors are as follows:

         NAME                                        POST OFFICE ADDRESS

         Michael P. Martin                           1704 Westland Road
                                                     Cheyenne, Wyoming 82001

         7. Payment for Stock. The capital stock, after the amount of the subscription price or par value has been paid in, shall not be subject to assessment to pay the debts of the corporation.

         8. Incorporator. The name and post office address of the incorporator signing the Articles of Incorporation is as follows:

         NAME                                        POST OFFICE ADDRESS

         Michael P. Martin                           1704 Westland Road
                                                     Cheyenne, Wyoming 82001

         9. Perpetual Existence. The Corporation is to have perpetual existence.

         10. Amendment, Alteration or Change of these Articles of Incorporation. The Corporation reserves the right to amend, alter, change or repeal any provision contained in the Articles of Incorporation, in the manner now or hereafter prescribed by statute, or by Articles of Incorporation, and all rights conferred upon shareholders herein are granted subject to this reservation.

         11. Meetings of Shareholders. Meetings of shareholders may be held within or without the State of Wyoming, as the Bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Wyoming at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the corporation.

         12. Elimination of Director Liability. No director or officer of the corporation shall be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer; provided, however, that nothing contained herein shall eliminate or limit the liability of a director or officer of the corporation to the fullest extent provided by applicable laws (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation of law or (ii) for authorizing the payment of dividends in violation of Wyoming law, or any successor to such section. The limitation of liability provided herein shall continue after a director or officer has ceased to occupy such position as to acts or omissions occurring during such director's or officer's term or terms of office.

         13. Indemnification. To the fullest extent permitted by Wyoming law, the Corporation shall indemnify and pay the expenses of any person who is or was made, or threatened to be made, a party to an action or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was a director, officer, employee, trustee or agent of or for the Corporation or is or was serving at the request or with the prior approval of the Corporation as a director, officer, employee, trustee or agent of another corporation, trust or enterprise, against any liability asserted against such person and incurred by such person in any capacity arising out of that persons status as such, whether or not the Corporation would have the power to indemnify that person against such liability under the provisions of the Bylaws of the Corporation. Further, the Corporation will pay the expenses of such persons as they are incurred in advance of the final disposition of the action or proceeding, upon the receipt of an undertaking by or on behalf of such person to repay the amount if it is ultimately determined by a court of competent jurisdiction that such person is not entitled to be indemnified by the Corporation.



         _____________ is the ___________ of BOULDER CREEK FINANCIAL, INC.; that
________ has been authorized to execute the foregoing certificate by resolution of the Board of Directors, adopted at a meeting of the Directors duly called and that such meeting was held on the ____ day of _________, 2001 and that the foregoing certificate sets forth the text of the Articles of Incorporation as amended and restated to the date of the certificate.

         Dated:    ________________, 2001.

                                                   BOULDER CREEK FINANCIAL, INC.
a Wyoming corporation




                                             By: ______________________________
                                             Name: ____________________________
                                             Title: ___________________________

                                                                      APPENDIX C


                                POWER2SHIP, INC.
                             2001 STOCK OPTION PLAN



         The following definitions shall be applicable throughout the Plan:

         (a) "Board" means the Board of Directors of the Company.

         (b) "Articles of Incorporation" means the Company's Articles of Incorporation, as amended or restated from time to time.

         (c) "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Section of the Code shall be deemed to include any amendments or successor provisions to such Section and any rules or regulations under such Section.

         (d)  "Committee"  means  the  committee   appointed  by  the  Board  to
administer the Plan as referred to in Article V.

         (e) "Commission" means the Securities and Exchange Commission or any successor agency.

         (f) "Company" means Power2Ship, Inc., a Wyoming corporation.

         (g) "Date of Grant" means the date on which the granting of an Option is authorized by the Board or such later date as may be specified by the Board in such authorization as referred to in Article V.

         (h) "Eligible Employee" means any person regularly employed by the Company or a Subsidiary on a full-time salaried basis who satisfies all of the requirements of Article IX.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

         (j) "Fair Market Value" is defined in Article IV.

         (k) "Holder" means an employee of the Company or a Subsidiary who has been granted an Option.

         (l) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of ss.422 of the Code.

         (m) "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3, as promulgated by the Commission under the Exchange Act or any successor definition adopted by the Commission.

         (n) "Non-Incentive Options" means an Option which is not an Incentive Stock Option

         (o) "Normal Termination" means termination at retirement pursuant to the Company or Subsidiary retirement plan then in effect.

         (p) "Option" means an award granted under Article IX of the Plan and includes both Non-Incentive Options and Incentive Stock Options.

         (q) "Plan" means this 2001 Stock Option Plan.

         (r) "Securities Act" means the Securities Act of 1933, as amended from time to time, and the rules and regulations promulgated thereunder.

         (s) "Share" means a share of Stock.

         (t) "Stock" means common stock of the Company as described in the Articles of Incorporation.

         (u) "Subsidiary" means "subsidiary corporation" as defined inss.424(f) of the Code.

         (v) "Termination" means separation from employment with the Company or any of its Subsidiaries for any reason except due to death.

         (w) "Treasury" means the Department of the Treasury of the United States of America.

ARTICLE I.


                       Designation and Purpose of the Plan

         The Plan shall be known as the "2001 Stock Option Plan." The purpose of the Plan is to provide additional incentives to Employees and Non-Employee Directors of the Company to achieve financial results aimed at increasing shareholder value and to attract and retain the best available personnel for positions of responsibility within the Company through the grant of options to purchase shares of the Company's Common Stock. The Plan was approved by the Board, subject to the approval by the shareholders of the Company, on November 29, 2001. Subject to the determination of the Board or a Committee appointed by the Board, Options granted under this Plan may be Incentive Stock Options or Non-Incentive Options.

ARTICLE II.


                          Shares Available for Purchase

         A maximum of 3,000,000 authorized but unissued shares of the Company's common stock may be issued upon the exercise of Options granted pursuant to the Plan. Shares reserved for issuance shall be deemed to have been used in the exercise of Options whether actually delivered or whether the Fair Market Value equivalent of such Shares is paid in cash. If an Eligible Employee pays the exercise price of any given Option by having shares withheld which, upon exercise, would have a Fair Market Value at the time the Option is exercised equal to the Option price, then the withheld shares will not be deducted from those shares reserved for issuance under the Plan. Also, if the Company, at any time during the effective period of this plan, repurchases Shares on the open market, then the Board may, but is not required to, add such Shares to the pool of Shares reserved for issuance under this Plan. However, the number of shares authorized for issuance under the Plan may never exceed 1,000,000 at any given time.

         In the event that any Option granted under the Plan expires or terminates for any reason whatsoever without having been exercised in full, the Shares subject to, but not delivered under such Option shall become available for other Options which may be granted under the Plan; or shall be available for any other lawful corporate purpose.

ARTICLE III.


                         Limit on Value of Option Shares

         In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time such Option is granted) of the Shares with respect to which the Incentive Stock Option is exercisable for the first time by an individual during any calendar year (under all plans of the Company) shall not exceed $100,000.

ARTICLE IV.


                       Determination of Fair Market Value

         As used herein the term "Fair Market Value" shall mean, with respect to the date a given Option is granted or exercised, the value determined by the Board or any Committee appointed in accordance with Article VI hereof in good faith using a generally accepted valuation method and, in the case of an incentive stock option, determined in accordance with applicable Treasury regulations; provided, however, that where there is a public market for the common stock of the Company, the Fair Market Value per share shall be the mean of the final bid and asked prices of the Stock on the date of grant, as reported in The Wall Street Journal (or, if not so reported, as otherwise reported by the National Association of Securities Dealers Automated Quotation System) or, in the event the stock is listed on a stock exchange, the fair market value per share shall be the closing price on such exchange on the date of grant of the option, as reported in The Wall Street Journal.

ARTICLE V.


                       Stock Options and Option Agreements

5.1 Stock Options under the Plan may be of two types: Incentive Stock Options and Non-Incentive Options. Any Stock Option granted under the Plan will be in such form as the Board may from time to time approve. The Board will have the authority to grant any optionee Incentive Stock Options, Non-Incentive Options or both types of Options. The Date of Grant of an Option will be the date the Board by resolution selects an individual to be a participant in any grant of an Option, determines the number of Shares to be subject to such Option to be granted to such individual and specifies the terms and provisions of the Option. Incentive Stock Options may only be granted to Eligible Employees. To the extent that any Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it will be deemed to be a Non-Incentive Option. The Board may grant Non-Incentive Options to Non-Employee Directors under the Plan. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options will be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under ss.422 of the Code or, without the consent of the optionee, to disqualify any Incentive Stock Option under such ss.422.

5.2 Each Option granted under the Plan shall be evidenced by an option agreement ("Option Agreement"), which shall indicate on its face whether it is an agreement for an Incentive Stock Option or a Non-Incentive Option, or both and shall be signed by an officer of the Company on behalf of the Company and by the employee who was granted the Option and which shall contain such provisions as may be approved by the Board or any Committee appointed by the Board according to Article VI. The provisions shall be subject to the following terms and conditions:

5.2.1 Any Option or portion thereof that is exercisable shall be exercisable as to such number of Shares and at such times as set forth in the Stock Option Agreement, except as limited by the terms of the Plan heretofore;

5.2.2 Every Share purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any Share, when the Holder purchases the Share, or when the Option lapses;

5.2.3 Options shall not be transferable by the Holder except by will, the laws of descent and distribution or pursuant to a qualified domestic relations order and shall be exercisable during the Holder's lifetime only by the Holder; and

5.2.4 An unexpired Option shall become immediately exercisable (1) automatically on the Holder's Normal Termination, (2) at the discretion of the Board, in whole or in part, on the date the Holder becomes eligible to receive early retirement benefits, as defined under the retirement plan of the Company then in effect,
(3) upon any change in control of the Company, and (4) under such other circumstances as the Board may direct.

5.3 The Option Agreements shall constitute binding contracts between the Company and the employee. Every employee, upon acceptance and execution of such option agreement, shall be bound by the terms and conditions of this Plan and of the Option Agreement.

5.4 The terms and conditions of the Option Agreement shall be in accordance with this Plan, but may include additional provisions and restrictions, provided that the same are not inconsistent with the Plan.

ARTICLE VI.


                     Compensation and Stock Option Committee

         The Plan shall be administered by the Board or a Committee appointed by the Board in accordance with Rule 16b-3 of the Exchange Act ("Rule 16b-3"). Any Committee which has been delegated the duty of administering the Plan by the Board shall be composed of two or more persons each of whom (i) is a Non-Employee Director and (ii) is an "outside director" as defined in ss.162(m)(4) of the Code. To the extent reasonable and practicable, the Plan shall be consistent with the provisions of Rule 16b-3 to the degree necessary to ensure that transactions authorized pursuant to the Plan are exempt from the operation of Section 16(b) of the Exchange Act. If such a Committee is appointed, the Committee shall have the same power and authority to construe, interpret and administer the Plan and from time to time adopt such rules and regulations for carrying out this Plan as it may deem proper and in the best interests of the Company as does the Board. Any reference herein to the Board shall, where appropriate, encompass a Committee appointed to administer the Plan in accordance with this Article VI.

         The Board shall, from time to time, in its discretion, determine which of the Eligible Employees are to be granted Options and the form, amount and timing of such Options and, unless otherwise provided herein, the terms and provisions thereof and the form of payment of an Option, if applicable, and such other matters specifically delegated to It under this Plan. Subject to the express provisions of the Plan, the Board shall have authority to interpret the Plan and Options granted hereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, and to make all other determinations necessary or advisable in administering the Plan, all of which determinations shall be final and binding upon all persons. A quorum of the Board shall consist of a majority of its members and the Board may act by vote of a majority of its members at a meeting at which a quorum is present, or without a meeting by a written consent to the action taken signed by all members of the Board. No member of the Board shall be liable for any action, interpretation or construction made in good faith with respect to the Plan or any Option granted hereunder.

ARTICLE VII.


                                  Option Price

         The Option price at which Shares may be purchased under an Option granted pursuant to this Plan shall be set by the Board, but shall in no instance be less than the Fair Market Value of such Shares on the Date of Grant in the case of Incentive Stock Options. Such Fair Market Value shall be determined by the criteria set forth in Article IV hereof. The Option price will be subject to adjustments in accordance with provisions of Article X herein.

         In the event that an employee granted an Incentive Stock Option hereunder owns, directly or indirectly, immediately after such grant, more than 10% of the total combined voting power of all classes of the issued and outstanding stock of the company, the option price shall be at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

ARTICLE VIII.


                               Exercise of Option

8.1 Subject to the provisions of Articles VII and IX the period during which each Option may be exercised shall be fixed by the Board at the time such Option is granted, subject to the following rules:

8.1.1 such Option is granted within ten (10) years from the date the Plan is adopted, or the date such Plan is approved by the stockholders, whichever is earlier;

8.1.2 such Option by its terms is not  exercisable  after the  expiration of ten
(10) years (in the case if Incentive Stock Options, not to exceed five years for Eligible Employees owning 10% or more of the combined voting power of all classes of stock of the Company) from the Date of Grant as shall be set forth in the Stock Option Agreement relating to such grant; and,

8.1.3 such Option by its terms states that a person's rights and interests under the Plan, including amounts payable, may not be assigned, pledged, or transferred except, in the event of an employee's death, to a designated beneficiary as provided in the Plan, or in the absence of such designation, by will or the laws of descent and distribution and pursuant to a qualified domestic relations order.

8.2      An Option shall lapse under the following circumstances:

8.2.1 Ten (10) years after it is granted, three months after Normal Termination, twelve months after the date of Termination if due to permanent disability, three months after any other Termination or any earlier time set by the grant.

8.2.2 If the Holder dies within the Option period, the Option shall lapse unless it is exercised within the Option period and in no event later than twelve months after the date of his death by the Holder's legal representative or representatives or by the person or persons entitled to do so under the Holder's last will and testament or, if the Holder shall fail to make testamentary disposition of such Option or shall die intestate, by the person or persons entitled to receive said Option under the applicable laws of descent and distribution.

8.2.3 Notwithstanding the foregoing, in no event shall the period of exercise be less than thirty days after Normal Termination or the death of the Holder; provided, however, that in no event shall an Incentive Stock Option be exercised more than ten years after the Date of Grant.

8.3 No Shares shall be delivered pursuant to any exercise of an Option until the requirements of such laws and regulations, as may be deemed by the Board to be applicable, are satisfied and until payment in full of the option price specified in the applicable Stock Option Agreement is received by the Company. No employee shall be deemed to be an owner of any Shares subject to any Option unless and until the certificate or certificates for them have been issued, as reflected on the stock record and transfer books of the Company.

ARTICLE IX.


                                   Eligibility

         All employees of the Company, including officers and directors who are salaried employees, shall be Eligible Employees eligible to participate under this Plan. The fact that an employee has been granted an Option under this Plan shall not in any way affect or qualify the right of the employee to terminate his employment at any time. Nothing contained in this Plan shall be construed to limit the right of the Company to grant Options otherwise than under the Plan for any proper and lawful corporate purpose, including but not limited to Options granted to employees. Employees to whom Options may be granted under the Plan will be those selected by the Committee from time to time who, in the sole discretion of the Committee, have contributed in the past or who may be expected to contribute materially in the future to the successful performance of the Company.

ARTICLE X.


                       Capital Adjustments Affecting Stock

10.1 If the outstanding Stock of the Company shall at any time be changed or exchanged by declaration of a stock dividend, split-up, combination of Shares, recapitalization, merger, consolidation, or other corporate reorganization in which the Company is the surviving corporation, the number and kind of Shares subject to the Plan or subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted so as to maintain the proportionate number of Shares without changing the aggregate Option price and the Board may make any other adjustments as the Board deems appropriate for purposes of the Plan. The determination of the Board as to the terms of any adjustment shall be conclusive except to the extent governed by Treasury regulations applicable to Incentive Stock Options.

10.2 In the event of a liquidation or dissolution of the Company, sale of all or substantially all of its assets, or a merger, consolidation or other corporate reorganization in which the Company is not the surviving corporation, or any merger or other reorganization in which the Company is the surviving corporation but the holders of its Stock receive securities of another corporation, or in the event a person makes a tender offer to the stockholders of the Company, the Board may, but need not, accelerate the time at which unexercised Options may be exercised. Nothing herein contained shall prevent the substitution of a new Option by the surviving or acquiring corporation.

ARTICLE XI.


                      Amendments, Suspension or Termination

11.1 The Board shall have the right, at any time, to amend, suspend or terminate the Plan, and if suspended, reinstate the Plan in whole or in part in any respect which it may deem to be in the best interests of the Company, provided, however, no amendments shall be made in the Plan which:

11.1.1 Increase the total number of Shares for which Options may be granted under this Plan for all employees or for any one of them except as provided in
Article X;

11.1.2 Change the minimum purchase price for the optioned Shares, except as provided in Article X;

11.1.3 Affect outstanding Options or any unexercised rights thereunder, except as provided in Article VIII;

11.1.4 Extend the option period provided in Article VIII or make an Option exercisable earlier than as specified in Article VIII; or

11.1.5   Extend the termination date of the Plan.

11.2 The Board shall also have the right, with the express written consent of an individual participant, to cancel, reduce or otherwise alter such participant's outstanding Options under the Plan.

11.3 Any such amendment, termination, suspension, cancellation, reduction or alteration shall be further approved by the shareholders of the Company if such approval is required to preserve or comply with any exemption, whether under Rule 16b-3 or otherwise, from Section 16(b) of the Exchange Act or to preserve the status of Incentive Stock Options within the meaning of ss.422 of the Code.

ARTICLE XII.


                        Effective Date, Term and Approval

         The effective date for this Amended Plan shall be upon approval by the stockholders. Options may be granted as provided herein for a period of ten years after such date unless an earlier termination date after which no Options may be granted under the Plan is fixed by action of the Board, but any Option granted prior thereto may be exercised in accordance with its terms. The grant of any Options under the Plan is effective only upon approval of the Plan by the stockholders. The Plan and all Options granted pursuant to it are subject to all laws, approvals, requirements, and regulations of any governmental authority or securities exchange which may be applicable thereto and, notwithstanding any provisions of the Plan or option agreement, the Holder of an Option shall not be entitled to exercise his Option nor shall the Company be obligated to issue any Shares to the Holder if such exercise or issuance shall constitute a violation by the Holder or the Company of any provisions of any such laws, approvals, requirements, or regulations. The Plan shall continue in effect until all matters relating to the payment of Options granted under the Plan and administration of the Plan have been settled.

ARTICLE XIII.


                                     General

13.1 Government and Other Regulations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the Shares may then be listed and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.2 Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.3 Tax Withholding. The employee or other person receiving Stock upon exercise of an Option may be required to pay to the Company or to a Subsidiary, as appropriate, the amount of any such taxes which the Company or Subsidiary is required to withhold with respect to such Stock. In connection with such obligation to withhold tax, the Company may defer making delivery of such Stock unless and until indemnified on such withholding liability to its satisfaction.

13.4 Claim to Options and Employment Rights. No employee or other person shall have any claim or right to be granted an Option under the Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary.

13.5 Beneficiaries. Any issuance of shares upon exercise of Options issued under this Plan to be made to a deceased participant shall be paid to the beneficiary designated by the participant and filed with the Board. If no such beneficiary has been designated or survives the participant, issuance shall be made to the participant's legal representative. A beneficiary designation may be aged or revoked by a participant at any time provided the change or revocation is filed with the Board. The designation by a married participant of one or more persons other than the participant's spouse must be consented to by the spouse.

13.6 Indemnification. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him in satisfaction of judgment in such action, suit, or proceeding against him. He shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Bylaws or Articles of Incorporation, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
13.7 Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with the Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken, including the furnishing of information, or failure to act, if in good faith.

13.8 Relationship to Other Benefits. No grant of any Options under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary.

13.8.1 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

13.9 Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

13.10 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.11 Fractional Shares. No fractional Shares shall be issued and the Board shall determine whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or rounding down unless otherwise provided in the Plan.

13.12 Construction of Plan. The place of administration of the Plan shall be in the State of Arizona, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined in accordance with the laws of the State of Arizona.